November 22, 2013, as supplemented May 1, 2014
Prospectus
•	Voya Senior Income Fund
Class/Ticker: A/XSIAX, B/XSIBX, C/XSICX, I/XSIIX, W/XSIWX Common Shares
This Prospectus sets forth concisely the information about Voya Senior Income Fund (“Fund”) that a prospective investor ought to know before investing. You should read it carefully before you invest and keep it for future reference. The Fund has filed with the U.S. Securities and Exchange Commission (“SEC”) a Statement of Additional Information (“SAI”) dated November 22, 2013 containing additional information about the Fund. The SAI is incorporated by reference in its entirety into this Prospectus. You may obtain a free copy of the SAI, annual shareholder report, and unaudited semi-annual shareholder report by contacting the Fund at 1-800-992-0180 or by writing to the Fund at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Fund's SAI, annual shareholder report, and unaudited semi-annual shareholder report are also available free of charge on the Fund's website at www.voyainvestments.com. The Prospectus, SAI, and other information about the Fund are also available on the SEC's website (www.sec.gov). The table of contents for the SAI appears in the back of this Prospectus.
Market fluctuations and general economic conditions can adversely affect the Fund. There is no guarantee that the Fund will achieve its investment objective. Investment in the Fund involves certain risks and special considerations, including risks associated with the Fund's use of leverage. See “Risk Factors and Special Considerations” later in this Prospectus for a discussion of any factors that make an investment in the Fund speculative or high risk.
Neither the SEC nor any state securities commission has approved or disapproved these securities or determined that this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Voya Senior Income Fund  (formerly, ING Senior Income Fund)
The following synopsis is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.
DESCRIPTION OF THE FUND
The Fund
The Fund is a continuously-offered, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). It was organized as a Delaware statutory trust on December 14, 2000. The Fund offers four separate classes of Common Shares: Class A, Class C, Class I, and Class W. Class B Common Shares are closed to new investments. See “Classes of Shares” later in this Prospectus.
Investment Objective
To provide investors with a high level of monthly income. There is no assurance that the Fund will achieve its investment objective.
Adviser/Sub-Adviser
Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or “Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund. Voya Investments has overall responsibility for the management of the Fund. Voya Investments oversees all investment advisory and portfolio management services for the Fund. Voya Investments is registered with the SEC as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.) Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, Voya Financial, Inc. is a subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.
In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March, 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.
ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.
It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Fund. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Fund, in connection with the IPO. Shareholders of the Fund approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Fund, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.
The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Adviser and its affiliates. Currently, the Adviser
Voya Senior Income Fund

and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Fund and its operations.
Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of September 30, 2013, Voya Investments managed approximately $50.2 billion in assets.
The Adviser receives an annual fee, payable monthly, in an amount equal to 0.80% of the Fund's average daily gross asset value, minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper, or notes issued by the Fund and the liquidation preference of any outstanding preferred shares) (“Managed Assets”). This definition includes the assets acquired through the Fund's use of leverage.
Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC) (“Voya IM” or “Sub-Adviser”) serves as sub-adviser to the Fund. Voya IM is an affiliate of the Adviser.
See “Investment Management and Other Service Providers - Sub-Adviser” later in this Prospectus.
Distributions
Income dividends on Common Shares accrue and are declared daily and paid monthly. Income dividends will be automatically reinvested in additional shares of the Fund at the Fund's net asset value (“NAV”) with no sales charge, unless a shareholder elects to receive distributions in cash or to purchase shares of another Voya mutual fund. The Fund may make one or more annual payments from any realized capital gains.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in U.S. dollar-denominated floating rate secured senior loans (“Senior Loans”). The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Under normal market conditions, the Fund invests at least 80% of its assets in Senior Loans made to corporations or other business entities organized under U.S. or Canadian law and that are domiciled in the United States and in U.S. territories and possessions or Canada.
The Senior Loans in which the Fund invests either hold the most senior position in the capital structure of the borrower, hold an equal ranking with other senior debt, or have characteristics (such as a senior position secured by liens on a borrower's assets) that the Adviser or Sub-Adviser believes justify treatment as senior debt. These Senior Loans are typically below investment-grade quality. Investments rated below investment-grade (or of similar quality if unrated) are commonly known as high-yielding, high risk investments or as “junk” investments.
The Fund typically makes its investments in Senior Loans by purchasing a portion of the overall loan, i.e., the Fund becomes one of a number of lenders investing in the loan. The Fund may also make its investments in Senior Loans through the use of derivative instruments such as participations, credit-linked notes, credit default swaps, and total return swaps as long as the reference obligation for any such instrument is a Senior Loan. Investments through the use of such derivative instruments involve counterparty risk, i.e., the risk that the party from which such instrument is purchased will not perform as agreed. The Fund seeks to minimize such counterparty risk by purchasing such investments from large, well established and highly rated counterparties.
Other Investment Strategies and Policies
Loans in which the Fund invests typically have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. The maximum duration of an interest rate reset on any loan in which the Fund may invest is one year. In order to achieve overall reset balance, the Fund will ordinarily maintain a dollar-weighted average time until the next interest rate adjustment on its loans of 90 days or less.
Although the Fund has no restrictions on investment maturity, normally at least 80% of its portfolio will be invested in assets with remaining maturities of ten years or less.
To seek to increase the yield on the Common Shares, the Fund may engage in lending its portfolio securities. Such lending will be fully secured by investment-grade collateral held by an independent agent.
The Fund may invest up to 20% of its total assets, measured at the time of investment, in a combination of one or more of the following types of investments: loans to borrowers organized or located in countries outside the United States and outside U.S. territories and possessions or Canada; unsecured floating rate loans, notes and other debt instruments; floating rate subordinated loans; tranches of floating rate asset-backed securities, including structured notes; corporate debt securities; equity securities incidental to investment in loans; repurchase and reverse repurchase agreements; and, subject to 1940 Act limitations, other investment companies such as money market funds. See “Investment Objective and Policies” later in this Prospectus.
Leverage
To seek to increase the yield on the Common Shares, the Fund employs financial leverage by borrowing money and may also issue preferred shares. The timing and terms of leverage will be determined by the Fund's Board of Trustees (“Board”) in consultation with the Adviser or Sub-Adviser. See “Risk Factors and Special Considerations - Leverage” later in this Prospectus.
Borrowings
Under the 1940 Act, the Fund may borrow an amount equal to up to 33 1⁄3% of its total assets (including the proceeds of the borrowings) less all liabilities other than borrowings. The Fund's obligation to holders of its debt will be senior to its ability to pay dividends on, or repurchase, Common Shares (and preferred shares, if any), or to pay holders of Common Shares (and preferred shares, if any) in the event of liquidation.

Voya Senior Income Fund

Preferred Shares
The Fund is authorized to issue an unlimited number of shares of a class of preferred stock in one or more series (“Preferred Shares”). The Fund's obligations to holders of any outstanding Preferred Shares will be senior to its ability to pay dividends on, or repurchase, Common Shares, or to pay holders of Common Shares in the event of liquidation. Under the 1940 Act, the Fund may issue Preferred Shares so long as immediately after any issuance of Preferred Shares the value of the Fund's total assets (less all Fund liabilities and indebtedness that is not senior indebtedness) is at least twice the amount of the Fund's senior indebtedness plus the involuntary liquidation preference of all outstanding Preferred Shares.
The 1940 Act also requires that the holders of any Preferred Shares of the Fund, voting as a separate class, have the right to:
•	elect at least two trustees at all times; and
•	elect a majority of the trustees at any time when dividends on any series of Preferred Shares are unpaid for two full years.
As of November 11, 2013 the Fund had no Preferred Shares outstanding. The Fund may consider issuing Preferred Shares during the current fiscal year or in the future.
Diversification
The Fund maintains a diversified investment portfolio through an investment strategy which seeks to limit exposure to any one issuer or industry.
The Fund is diversified, as such term is defined in the 1940 Act. A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). The Fund will consider a borrower on a loan, including a loan participation, to be the issuer of that loan. In addition, with respect to a loan under which the Fund does not have privity with the borrower or would not have a direct cause of action against the borrower in the event of the failure of the borrower to make payment of scheduled principal or interest, the Fund will separately meet the foregoing requirements and consider each interpositioned bank (a lender from which the Fund acquires a loan) to be an issuer of the loan. This investment strategy is a fundamental policy that may not be changed without shareholder approval. With respect to no more than 25% of its total assets, the Fund may make investments that are not subject to the foregoing restrictions.
Concentration
In addition, a maximum of 25% of the Fund's total assets, measured at the time of investment, may be invested in any one industry. This investment strategy is also a fundamental policy that may not be changed without shareholder approval.
Continuous Offering
The Fund continuously offers its Common Shares for sale. Sales are made through selected broker-dealers and financial services firms which enter into agreements with Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) (“Distributor”), the Fund's principal underwriter. Common Shares are sold at a public offering price equal to their NAV per share. The Fund and the Distributor reserve the right to reject any purchase order. Please note that cash, traveler's checks, third party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted for purchase of Common Shares.
Repurchase Offers
To maintain a measure of liquidity, the Fund will offer to repurchase not less than 5% of its outstanding Common Shares on a monthly basis (“Repurchase Offers”). This is a fundamental policy that can not be changed without shareholder approval. The Fund currently anticipates offerings to repurchase not less than 5% of its outstanding Common Shares each month. The Fund may not offer to repurchase more than 25% of its outstanding Common Shares in any calendar quarter. Other than the Fund's monthly repurchase offers, no market for the Fund's Common Shares is expected to exist. The applicable early withdrawal charge (“EWC”) will be imposed on certain repurchased Class A Common Shares, Class B Common Shares, and Class C Common Shares. See “Sales Charges” and “Repurchase Offers” later in this Prospectus for important information relating to the acceptance of Fund offers to repurchase Common Shares.
Administrator
The Fund's administrator is Voya Funds Services, LLC (formerly, ING Funds Services, LLC) (“Administrator”). The Administrator is an affiliate of the Adviser. The Administrator receives an annual fee, payable monthly, in a maximum amount equal to 0.10% of the Fund's Managed Assets.
RISK FACTORS AND SPECIAL CONSIDERATIONS
Credit Risk on Senior Loans    The Fund invests a substantial portion of its assets in below investment-grade Senior Loans and other below investment-grade assets. Below investment-grade loans commonly known as high-yielding, high risk investments or as “junk” investments involve a greater risk that borrowers may not make timely payment of the interest and principal due on their loans. They also involve a greater risk that the value of such loans could decline significantly. If borrowers do not make timely payments of the interest due on their loans, the yield on the Fund's Common Shares will decrease. If borrowers do not make timely payment of the principal due on their loans, or if the value of such loans decreases, the Fund's NAV will decrease.
Demand For Loans    An increase in demand for loans may adversely affect the rate of interest payable on new loans acquired by the Fund and it may also increase the price of loans in the secondary market. A decrease in the demand for loans may adversely affect the price of loans in the Fund's portfolio, which could cause the Fund's NAV to decline.
Voya Senior Income Fund

Interest Rate    Changes in short-term market interest rates will directly affect the yield on the Fund's Common Shares. If short-term market interest rates fall, the yield on the Fund's Common Shares will also fall. To the extent that the interest rate spreads on loans in the Fund's portfolio experience a general decline, the yield on the Fund’s Common Shares will fall and the value of the Fund's assets may decrease, which will cause the Fund's NAV to decrease. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on assets in the Fund's portfolio, the impact of rising rates will be delayed to the extent of such lag. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates.
Leverage    The Fund’s use of leverage through borrowings or the issuance of Preferred Shares can adversely affect the yield on the Fund's Common Shares. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund's Common Shares will decrease. In addition, in the event of a general market decline in the value of assets such as those in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. As of November 11, 2013 the Fund had $292.5 million in outstanding borrowings under its credit facility and did not have any Preferred Shares outstanding.
Limited Liquidity For Investors    The Fund does not repurchase its shares on a daily basis and no market for the Fund’s Common Shares is expected to exist. To provide a measure of liquidity, the Fund will normally make monthly repurchase offers for not less than 5% of its outstanding Common Shares. If more than 5% of Common Shares are tendered for repurchase by investors, investors may not be able to completely liquidate their holdings in any one month. Shareholders also will not have liquidity between these monthly repurchase dates. See “Repurchase Offers” later in this Prospectus.
Limited Secondary Market for Loans    Because of the limited secondary market for loans, the Fund may be limited in its ability to sell loans in its portfolio in a timely fashion and/or at a favorable price.
Non-U.S. and Non-Canadian Issuers    The Fund may invest up to 20% of its total assets, measured at the time of investment, in loans, secured or unsecured, to borrowers that are organized or located in countries outside the United States and outside U.S. territories and possessions or Canada.
The Fund may invest up to 15% of its total assets, measured at the time of investment, in investments denominated in the Organization for Economic Co-operation and Development (“OECD”) currencies (including the euro), other than the U.S. dollar. The Fund will engage in currency exchange transactions to seek to hedge, as closely as practicable, 100% of the economic impact to the Fund arising from foreign currency fluctuations. The Fund may not be entirely successful in implementing this hedging strategy, resulting in the Fund being adversely affected by foreign currency fluctuations. Investment in foreign borrowers involves special risks, including that foreign borrowers may be subject to:
•	less rigorous regulatory, accounting, and reporting requirements than U.S. borrowers;
•	differing legal systems and laws relating to creditors' rights;
•	the potential inability to enforce legal judgments;
•	economic adversity that would result if the value of the borrower's non-U.S. dollar denominated revenues and assets were to fall because of fluctuations in currency values; and
•	the potential for political, social, and economic adversity in the foreign borrower's country.
Temporary Defensive Positions     When market conditions make it advisable, the Fund may hold a portion of its assets in cash and short-term interest bearing instruments. Moreover, in periods when, in the opinion of the Adviser or Sub-Adviser, a temporary defensive position is appropriate, up to 100% of the Fund's assets may be held in cash and/or short-term interest bearing instruments. The Fund may not achieve its investment objective when pursuing a temporary defensive position.

Voya Senior Income Fund

WHAT YOU PAY TO INVEST - FUND EXPENSES

The cost you pay to invest in the Fund varies depending upon which class of Common Shares you purchase. In accordance with SEC requirements, the table below shows the expenses of the Fund, including interest expense on borrowings, as a percentage of the average net assets of the Fund and not as a percentage of gross assets or Managed Assets. By showing expenses as a percentage of the average net assets, expenses are not expressed as a percentage of all of the assets that are invested for the Fund. The table below assumes that the Fund has borrowed an amount equal to 25% of its Managed Assets. For information about the Fund’s expense ratios if the Fund had not borrowed, see “Risk Factors and Special Considerations - Annual Expenses Without Borrowings.”
FEES AND EXPENSES OF THE FUND
Class	Class A	Class B1	Class C	Class I	Class W
Shareholder Transaction Expenses
Maximum sales charge on your investment (as a percentage of offering price)[2]	2.50%[3]	None	None	None	None
Dividend Reinvestment Fees	None	None	None	None	None
Early Withdrawal Charge	None[4]	3.00%[4]	1.00%[4]	None	None
Exchange Fee	None	None	None	None	None
Annual Expenses (as a percentage of average net assets attributable to Common Shares)
Management and Administrative Fees[5]	1.20%	1.20%	1.20%	1.20%	1.20%
Service Fee	0.25%	0.25%[6]	0.25%	None	None
Distribution Fee[7]	None	0.75%	0.50%	None	None
Interest Expense on Borrowed Funds	0.45%	0.45%	0.45%	0.45%	0.45%
Other Operating Expenses[8]	0.21%	0.21%	0.21%	0.21%	0.21%
Total Annual Expenses	2.11%	2.86%	2.61%	1.86%	1.86%
Fee Waivers/Reimbursements/Recoupment[9]	(0.02)%	(0.27)%	(0.02)%	(0.02)%	(0.02)%
Net Annual Expenses[10]	2.09%	2.59%	2.59%	1.84%	1.84%
1	Class B Common Shares automatically convert to Class A Common Shares eight years after purchase. See “Classes of Shares” later in this Prospectus.
2	The Distributor will pay a dealer reallowance for Class A Common Shares from the sales charge. The Distributor will pay a sales commission for Class B and Class C Common Shares to authorized dealers from its own assets.
3	Reduced for purchases of $100,000 and over, please see “Sales Charges.”
4	There is no front-end sales charge if you purchase Class A Common Shares in the amount of $1 million or more. Class A Common Shares purchased in an amount of $1 million or more are subject to a 1.00% EWC if repurchased by the Fund within one year of purchase. Class B Common Shares repurchased by the Fund within five years after purchase will incur an EWC as follows: 3.00% during the first year after purchase; 2.50% during the second year after purchase; 2.00% during the third year after purchase; 1.50% during the fourth year; and 1.00% during the fifth year after purchase. Class C Common Shares repurchased by the Fund within the first year after purchase will incur a 1.00% EWC. See “Sales Charges - Early Withdrawal Charge.” No EWC will be charged on redemptions that are due to the closing of shareholder accounts having a value of less than $1,000.
5	Pursuant to its investment advisory agreement with the Fund, the Adviser is entitled to receive a fee of 0.80% of the Fund's Managed Assets. See “Investment Management and Other Service Providers - The Investment Adviser.” Pursuant to its Administration Agreement with the Fund, the Administrator is entitled to receive a fee of 0.10% of the Fund's Managed Assets. See “Investment Management and Other Service Providers - The Administrator.”
6	The Distributor is contractually obligated to waive the service fee for Class B Common Shares through July 1, 2014. There is no guarantee that the service fee waiver will continue after July 1, 2014. The service fee waiver will only renew if the Distributor elects to renew it.
7	Because the distribution fees payable by Class B and Class C Common Shares may be considered an asset-based sales charge, long-term shareholders in those classes of the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the Financial Industry Regulatory Authority.
8	Other Operating Expenses are estimated amounts for the current fiscal year.
9	The Adviser is contractually obligated to limit expenses of the Fund, through July 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, leverage expenses, other investment-related costs, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the Adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the Adviser within three years. For more information regarding the Fund’s expense limitation agreement, please see the SAI.
10	If the expenses of the Fund are calculated on the Managed Assets of the Fund (assuming that the Fund has used leverage by borrowing an amount equal to 25% of the Fund’s Managed Assets), the Net Annual Expenses for the Fund would be lower than the expenses shown in the table. Such lower Net Annual Expense ratios would be as follows: Class A 1.57%; Class B 1.95%; Class C 1.95%; Class I 1.38%; and Class W 1.38%.

WHAT YOU PAY TO INVEST - FUND EXPENSES (continued)

Examples
The following Examples show the amount of the expenses that an investor in the Fund would bear on a $1,000 investment in the Fund that is held for the different time periods in the table. In the first table, it is assumed that the $1,000 remains invested over the entire 10-year period. As a result, no EWCs are included in the listed expense amounts. The second table assumes that the $1,000 investment is tendered and repurchased at the end of each period shown. As a result, EWCs are imposed on certain of those repurchases.
The Examples assume that all dividends and other distributions are reinvested at NAV and that the percentage amounts listed under Net Annual Expenses in the previous table remain the same in the years shown (except that the Fee Waivers/Reimbursements only apply for the first year). The tables and the assumption in the Examples of a 5% annual return are required by regulations of the SEC applicable to all investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund's Common Shares. For more complete descriptions of certain of the Fund's costs and expenses, see “Classes of Shares,” “Sales Charges,” and “Investment Management and Other Service Providers.”
Example #1—No Repurchases	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and borrowings by the Fund in an amount equal to 25% of its Managed Assets.
Class A Common Shares	$43	82	124	242
Class B Common Shares	$23	77	134	273
Class C Common Shares	$23	73	125	270
Class I Common Shares	$17	52	90	197
Class W Common Shares	$17	52	90	197

Example #2—With Repurchases at Period End	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return, borrowings by the Fund in an amount equal to 25% of its Managed Assets, and the tender and repurchase of the entire investment at the end of each period shown.
Class A Common Shares	$43	82	124	242
Class B Common Shares	$53	96	144	273
Class C Common Shares	$33	73	125	270
Class I Common Shares	$17	52	90	197
Class W Common Shares	$17	52	90	197
The purpose of each table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See “Classes of Shares - Choosing a Share Class.”
The foregoing Examples should not be considered a representation of future expenses and actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

The financial highlights on the following pages are intended to help you understand the Fund's Class A, Class B, Class C, Class I, and Class W shares' financial performance for the past ten fiscal years or, if shorter, the period of the share class' operations. The financial information (except for the information for the period ended August 31, 2013) has been derived from the Fund's financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated February 28, 2013, which includes the financial highlights for the most recent ten fiscal years  or, if shorter, the period of the share class' operations are incorporated herein by reference. The information for the period ended August 31, 2013 is derived from the Fund’s semi-annual shareholder report dated August 31, 2013. A free copy of the annual or semi-annual shareholder report may be obtained by calling 1-800-992-0180.

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Per Share Operating Performance									Ratios to average net assets after reimbursement/ recoupment			Ratios to average net assets before reimbursement/ recoupment			Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains on investments	Distributions from return of capital	Total distributions	Net asset value, end of year or period	Total Investment Return(1)	Expenses (before interest and other fees related to revolving credit facility)(2)(3)	Expenses (with interest and other fees related to revolving credit facility)(2)(3)	Net investment income (loss)(2)(3)	Expenses (before interest and other fees related to revolving credit facility)(3)	Expenses (with interest and other fees related to revolving credit facility)(3)	Net investment income (loss)(3)	Net assets, end of year or period	Portfolio Turnover	Borrowings at end of year or period	Asset coverage per $1,000 of debt	Average borrowings(4)	Shares outstanding at end of year or period
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)	($000's)	($)	($000's)	(000's)
Class A
08-31-13	13.34	0.37	0.16	0.53	(0.46)	—	—	(0.46)	13.41	3.98	1.59	1.92	5.50	1.58	1.91	5.51	346,195	41	200,500	5,120	90,755	25,808
02-28-13	12.76	0.95	0.60	1.55	(0.97)	—	—	(0.97)	13.34	12.56	1.66	2.14	7.23	1.68	2.16	7.21	234,056	94	169,000	4,470	191,959	17,541
02-29-12	13.40	0.75	(0.75)	(0.00)•	(0.64)	—	—	(0.64)	12.76	0.13	1.63	2.09	5.54	1.66	2.13	5.51	237,853	68	202,000	3,810	208,126	18,644
02-28-11	12.60	0.52	0.89	1.41	(0.57)	—	(0.04)	(0.61)	13.40	11.52	1.52	1.93	4.27	1.51	1.92	4.28	400,327	64	183,000	5,430	158,805	29,876
02-28-10	8.74	0.50*	4.01	4.51	(0.65)	—	—	(0.65)	12.60	52.65	1.46	1.82	4.44	1.61(5)	1.97(5)	4.29(5)	455,482	39	108,000	9,390	94,368	36,155
02-28-09	13.21	0.77	(4.47)	(3.70)	(0.77)	—	—	(0.77)	8.74	(29.08)(a)	1.61	2.81	6.52	1.71	2.91	6.42	278,225	10	152,000	5,080	288,762	31,849
02-29-08	15.57	1.04	(2.35)	(1.31)	(0.95)	(0.03)	(0.07)	(1.05)	13.21	(8.94)	1.53	2.81	6.85	1.53	2.81	6.85	595,017	56	544,000	3,484	426,164	45,039
02-28-07	15.56	1.01	0.02	1.03	(1.02)	—	—	(1.02)	15.57	6.84	1.50	2.56	6.42	1.48	2.54	6.44	998,140	57	237,000	10,171	404,137	64,122
02-28-06	15.59	0.78	(0.03)	0.75	(0.78)	—	—	(0.78)	15.56	4.96	1.50	2.20	4.98	1.48	2.18	5.00	918,621	82	389,000	6,519	325,044	59,029
02-28-05	15.47	0.55	0.18	0.73	(0.56)	(0.05)	—	(0.61)	15.59	4.80	1.34	1.45	6.49	1.35	1.46	3.48	736,740	82	163,000	1,251	34,767	47,252
02-29-04	14.83	0.61	0.69	1.30	(0.64)	(0.02)	—	(0.66)	15.47	8.93	1.36	1.43	3.84	1.46	1.53	3.74	172,975	72	—	—	20,771	11,180
Class B
08-31-13	13.31	0.35	0.14	0.49	(0.42)	—	—	(0.42)	13.38	3.73	2.09	2.43	5.13	2.33	2.67	4.89	629	41	200,500	5,120	90,755	47
02-28-13	12.72	1.17	0.33	1.50	(0.91)	—	—	(0.91)	13.31	12.13	2.16	2.64	6.67	2.43	2.91	6.40	694	94	169,000	4,470	191,959	52
02-29-12	13.36	0.72	(0.78)	(0.06)	(0.58)	—	—	(0.58)	12.72	(0.38)	2.13	2.59	5.01	2.41	2.87	4.73	10,670	68	202,000	3,810	208,126	839
02-28-11	12.57	0.43	0.91	1.34	(0.51)	—	(0.04)	(0.55)	13.36	10.92	2.02	2.42	3.75	2.26	2.66	3.51	24,293	64	183,000	5,430	158,805	1,818
02-28-10	8.71	0.45*	4.00	4.45	(0.59)	—	—	(0.59)	12.57	52.11	1.96	2.32	4.04	2.36(5)	2.72(5)	3.64(5)	34,655	39	108,000	9,390	94,368	2,758
02-28-09	13.17	0.70	(4.45)	(3.75)	(0.71)	—	—	(0.71)	8.71	(29.47)(a)	2.11	3.31	6.02	2.46	3.66	5.67	32,838	10	152,000	5,080	288,762	3,768
02-29-08	15.53	0.96	(2.34)	(1.38)	(0.94)	(0.03)	(0.01)	(0.98)	13.17	(9.43)	2.04	3.35	6.36	2.29	3.60	6.11	75,885	56	544,000	3,484	426,164	5,760
02-28-07	15.53	0.92	0.02	0.94	(0.94)	—	—	(0.94)	15.53	6.26	2.00	3.06	5.91	2.23	3.29	5.68	111,749	57	237,000	10,171	404,137	7,195
02-28-06	15.57	0.70	(0.04)	0.66	(0.70)	—	—	(0.70)	15.53	4.37	1.99	2.69	4.45	1.97	2.67	4.47	120,254	82	389,000	6,519	325,044	7,742
02-28-05	15.45	0.47*	0.18	0.65	(0.48)	(0.05)	—	(0.53)	15.57	4.28	1.87	1.94	2.93	2.13	2.19	2.67	125,200	82	163,000	1,251	34,767	8,043
02-29-04	14.82	0.53	0.69	1.22	(0.57)	(0.02)	—	(0.59)	15.45	8.33	1.87	1.97	3.47	2.22	2.31	3.13	62,852	72	—	—	20,771	4,068
Class C
08-31-13	13.32	0.35	0.14	0.49	(0.42)	—	—	(0.42)	13.39	3.74	2.07	2.41	5.09	2.06	2.40	5.10	312,342	41	200,500	5,120	90,755	23,321
02-28-13	12.74	0.88	0.61	1.49	(0.91)	—	—	(0.91)	13.32	12.05	2.14	2.62	6.75	2.16	2.64	6.73	265,812	94	169,000	4,470	191,959	19,949
02-29-12	13.38	0.68	(0.74)	(0.06)	(0.58)	—	—	(0.58)	12.74	(0.38)	2.13	2.59	5.11	2.16	2.63	5.08	273,361	68	202,000	3,810	208,126	21,454
02-28-11	12.58	0.48	0.87	1.35	(0.51)	—	(0.04)	(0.55)	13.38	10.99	2.02	2.43	3.78	2.01	2.42	3.79	354,965	64	183,000	5,430	158,805	26,522
02-28-10	8.73	0.45*	3.99	4.44	(0.59)	—	—	(0.59)	12.58	51.87	1.96	2.32	3.98	2.11(5)	2.47(5)	3.83(5)	388,111	39	108,000	9,390	94,368	30,843
02-28-09	13.19	0.71	(4.46)	(3.75)	(0.71)	—	—	(0.71)	8.73	(29.42)(a)	2.11	3.31	6.02	2.21	3.41	5.92	280,599	10	152,000	5,080	288,762	32,152
02-29-08	15.55	0.96	(2.34)	(1.38)	(0.88)	(0.03)	(0.07)	(0.98)	13.19	(9.42)	2.04	3.35	6.35	2.04	3.35	6.35	625,516	56	544,000	3,484	426,164	47,406
02-28-07	15.55	0.93	0.01	0.94	(0.94)	—	—	(0.94)	15.55	6.25	2.00	3.06	5.92	1.98	3.04	5.93	927,950	57	237,000	10,171	404,137	59,679
02-28-06	15.58	0.70	(0.03)	0.67	(0.70)	—	—	(0.70)	15.55	4.44	1.99	2.69	4.46	1.97	2.67	4.48	923,549	82	389,000	6,519	325,044	59,402
02-28-05	15.46	0.47	0.18	0.65	(0.48)	(0.05)	—	(0.53)	15.58	4.28	1.83	1.94	2.88	1.83	1.95	2.87	830,584	82	163,000	1,251	34,767	53,316
02-29-04	14.82	0.53	0.70	1.23	(0.57)	(0.02)	—	(0.59)	15.46	8.40	1.86	1.94	3.38	1.96	2.04	3.28	275,849	72	—	—	20,771	17,841

FINANCIAL HIGHLIGHTS (continued)

(3)	Annualized for periods less than one year.
(4)	Based on the active days of borrowing.
(5)	Includes excise tax fully reimbursed by the Investment Adviser.
(6)	Commencement of operations.
*	Calculated using average amount of shares outstanding throughout the period.
**	Amount is less than 500.
•	Amount is less than $0.005 or more than $(0.005).
(a)	There was no impact on total return due to payments by affiliates.
(1)	Total investment return has been calculated assuming a purchase at the beginning of each period and a sale at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, on the dividend/distribution date. Total investment return does not include sales load.
(2)	The Investment Adviser has agreed to limit expenses excluding interest, taxes, brokerage commissions, leverage expenses, other investment related costs and extraordinary expenses, subject to possible recoupment by the Investment Adviser within three years to the following: Class A - 0.90% of Managed Assets plus 0.45% of average daily net assets; Class B - 0.90% of Managed Assets plus 1.20% of average daily net assets; Class C - 0.90% of Managed Assets plus 0.95% of average daily net assets; Class I - 0.90% of Managed Assets plus 0.20% of average daily net assets; and Class W - 0.90% of Managed Assets plus 0.20% of average daily net assets.
		Per Share Operating Performance									Ratios to average net assets after reimbursement/ recoupment			Ratios to average net assets before reimbursement/ recoupment			Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains on investments	Distributions from return of capital	Total distributions	Net asset value, end of year or period	Total Investment Return(1)	Expenses (before interest and other fees related to revolving credit facility)(2)(3)	Expenses (with interest and other fees related to revolving credit facility)(2)(3)	Net investment income (loss)(2)(3)	Expenses (before interest and other fees related to revolving credit facility)(3)	Expenses (with interest and other fees related to revolving credit facility)(3)	Net investment income (loss)(3)	Net assets, end of year or period	Portfolio Turnover	Borrowings at end of year or period	Asset coverage per $1,000 of debt	Average borrowings(4)	Shares outstanding at end of year or period
Class I
08-31-13	13.31	0.38	0.18	0.56	(0.48)	—	—	(0.48)	13.39	4.22	1.28	1.61	5.65	1.27	1.60	5.66	87,583	41	200,500	5,120	90,755	6,543
02-28-13	12.73	0.99	0.59	1.58	(1.00)	—	—	(1.00)	13.31	12.87	1.41	1.89	7.50	1.43	1.91	7.48	36,900	94	169,000	4,470	191,959	2,772
02-29-12	13.37	0.71	(0.68)	0.03	(0.67)	—	—	(0.67)	12.73	0.38	1.38	1.84	6.19	1.41	1.88	6.16	27,051	68	202,000	3,810	208,126	2,126
02-28-11	12.54	0.63	0.84	1.47	(0.60)	—	(0.04)	(0.64)	13.37	12.05	1.27	1.68	4.71	1.26	1.67	4.72	3,977	64	183,000	5,430	158,805	297
02-28-10	8.67	0.51*	4.01	4.52	(0.65)	—	—	(0.65)	12.54	53.19	1.21	1.57	4.42	1.36(5)	1.72(5)	4.27(5)	26	39	108,000	9,390	94,368	2
04-15-08(6) – 2-28-09	13.24	0.66	(4.61)	(3.95)	(0.62)	—	—	(0.62)	8.67	(30.38)(a)	1.26	2.46	6.87	1.36	2.56	6.77	2	10	152,000	5,080	288,762	0**
Class W
08-31-13	13.36	0.39	0.16	0.55	(0.48)	—	—	(0.48)	13.43	4.13	1.34	1.67	5.75	1.33	1.66	5.76	79,910	41	200,500	5,120	90,755	5,949
02-28-13	12.76	0.98	0.62	1.60	(1.00)	—	—	(1.00)	13.36	13.00	1.41	1.89	7.40	1.43	1.91	7.38	49,149	94	169,000	4,470	191,959	3,678
02-29-12	13.40	0.78	(0.75)	0.03	(0.67)	—	—	(0.67)	12.76	0.38	1.38	1.84	5.82	1.41	1.88	5.79	19,186	68	202,000	3,810	208,126	1,503
02-28-11	12.60	0.57	0.87	1.44	(0.60)	—	(0.04)	(0.64)	13.40	11.75	1.27	1.68	4.52	1.26	1.67	4.53	26,353	64	183,000	5,430	158,805	1,966
02-28-10	8.71	0.52*	4.02	4.54	(0.65)	—	—	(0.65)	12.60	53.18	1.21	1.57	4.47	1.36(5)	1.72(5)	4.32(5)	27,950	39	108,000	9,390	94,368	2,219
04-15-08(6) – 2-28-09	13.24	0.65	(4.56)	(3.91)	(0.62)	—	—	(0.62)	8.71	(30.07)(a)	1.21	2.56	8.25	1.31	2.66	8.15	4,202	10	152,000	5,080	288,762	482

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective
The Fund's investment objective is to provide investors with a high level of monthly income. The Fund seeks to achieve this investment objective by investing in the types of assets described below:
1.	Senior Loans. Under normal market conditions, at least 80% of the Fund's net assets (plus borrowings for investment purposes) will be invested in Senior Loans. This investment policy may be changed without shareholder approval so long as the Fund provides its shareholders with at least 60 days' prior notice of any changes in this investment policy. Under normal market conditions, the Fund invests at least 80% of its assets in Senior Loans made to corporations or other business entities organized under U.S. or Canadian law and that are domiciled in the United States and in U.S. territories and possessions or Canada.
The Senior Loans in which the Fund invests either hold the most senior position in the capital structure of the borrower, hold an equal ranking with other senior debt, or have characteristics (such as a senior position secured by liens on a borrower's assets) that the Adviser or Sub-Adviser believes justify treatment as senior debt. These Senior Loans are typically below investment-grade credit quality. Investments rated below investment-grade (or of similar quality if unrated) are commonly known as high-yielding, high risk investments or as “junk” investments.
The Fund typically makes its investments in Senior Loans by purchasing a portion of the overall loan, i.e., the Fund becomes one of a number of lenders investing in the loan. The Fund may also make its investments in Senior Loans through the use of derivative instruments such as participations, credit-linked notes, credit default swaps, and total return swaps as long as the reference obligation for any such instrument is a Senior Loan. Investments through the use of such derivative instruments involve counterparty risk, i.e., the risk that the party from which such instrument is purchased will not perform as agreed. The Fund seeks to minimize such counterparty risk by purchasing such investments only from large, well established and highly rated counterparties.
2.	Other Investments. Under normal market conditions, the Fund may invest up to 20% of its total assets, measured at the time of investment, in a combination of one or more of the following types of investments (“Other Investments”):
•	loans to borrowers organized or located in countries outside the United States and outside U.S. territories and possessions or Canada;
•	unsecured floating rate loans, notes, and other debt instruments;
•	floating rate subordinated loans;
•	tranches of floating rate asset-backed securities, including structured notes;
•	corporate debt securities;
•	subject to 1940 Act limitations, other investment companies such as money market funds;
•	executing repurchase and reverse repurchase agreements; and
•	equity securities incidental to investments in loans.
3.	Cash and Short-Term Instruments. Under normal market conditions, the Fund may invest up to 10% of its total assets in cash and/or short-term instruments. During periods when, in the opinion of the Adviser or Sub-Adviser, a temporary defensive posture in the market is appropriate, the Fund may hold up to 100% of its assets in cash and/or short-term instruments.
4.	Other Investment Strategies. The Fund may lend its portfolio securities, on a short-term or long-term basis, in an amount equal to up to 33 1⁄3% of its total assets.
Fundamental Policies
1.	Industry Concentration. The Fund may invest in any industry. The Fund may not invest more than 25% of its total assets, measured at the time of investment, in any single industry.
2.	Borrower Diversification. The Fund is diversified, as such term is defined in the 1940 Act. A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issues or guaranteed

INVESTMENT OBJECTIVE AND POLICIES (continued)

by the U. S. government or any of its agencies or instrumentalities, or other investment companies). The Fund will consider the borrower on a loan, including a loan participation, to be the issuer of such loan. With respect to no more than 25% of its total assets, the Fund may make investments that are not subject to the foregoing restrictions.
These fundamental policies may only be changed with approval by a majority of all shareholders.
Investment Policies
The Adviser and Sub-Adviser follow certain investment policies set by the Fund's Board. Some of those policies are set forth below. Please refer to the SAI for additional information on these and other investment policies.
1.	Limitations on currencies. The Fund's investments must be denominated in U.S. dollars, provided that the Fund may invest up to 15% of its total assets in investments denominated in the OECD currencies (including the euro), other than the U.S. dollar. The Fund will engage in currency exchange transactions to seek to hedge, as closely as practicable, 100% of the economic impact to the Fund arising from foreign currency fluctuations.
2.	Maturity. Although the Fund has no restrictions on portfolio maturity, under normal market conditions, at least 80% of the Fund's total assets will be invested in assets with remaining maturities of less than ten years.
3.	Limitations on Other Investments. The Fund may also invest up to 20% of its total assets, measured at the time of investment, in Other Investments. The following additional limitations apply to Other Investments:
•	Unsecured Debt Instruments. The Fund may not invest in unsecured floating rate loans, notes, and other debt instruments, in an aggregate amount that exceeds 20% of the Fund's total assets, measured at the time of investment.
•	Equities. The Fund may acquire equity securities only as an incident to the purchase or ownership of a loan or in connection with a reorganization of a borrower or its debt.
•	Subordinated Loans. The Fund may not invest in floating rate subordinated loans, whether or not secured, in an aggregated amount that exceeds 5% of its total assets, measured at the time of investment.
•	Corporate Debt Securities. The Fund may not invest in corporate debt securities in an aggregate amount that exceeds 10% of the Fund's total assets, measured at the time of investment.
•	Other Investment Companies. The Fund may invest in securities of other investment companies to the extent permitted by the 1940 Act, calculated at the time of purchase.
4.	Investment Quality; Credit Analysis. Loans in which the Fund invests generally are rated below investment-grade credit quality or are unrated. In acquiring a loan, the Adviser or Sub-Adviser will consider some or all of the following factors concerning the borrower: ability to service debt from internally generated funds; adequacy of liquidity and working capital; appropriateness of capital structure; leverage consistent with industry norms; historical experience of achieving business and financial projections; the quality and experience of management; and adequacy of collateral coverage. The Adviser or Sub-Adviser performs its own independent credit analysis of each borrower. In so doing, the Adviser or Sub-Adviser may utilize information and credit analyses from agents that originate or administer loans, other lenders investing in a loan, and other sources. The Adviser or Sub-Adviser also may communicate directly with management of the borrowers. These analyses continue on a periodic basis for any Senior Loan held by the Fund. See “Risk Factors and Special Considerations - Credit Risk on Senior Loans.”
5.	Use of Leverage. The Fund may borrow money and issue Preferred Shares to the fullest extent permitted by the 1940 Act. See “Investment Objective and Policies - Policy on Borrowing” and “Investment Objective and Policies - Policy on Issuance of Preferred Shares.”
Policy on Borrowing
The Fund has a policy of borrowing for investment purposes. The Fund seeks to use proceeds from borrowing to acquire loans and other investments which pay interest at a rate higher than the rate the Fund pays on borrowings. Accordingly, borrowing has the potential to increase the Fund's total income available to holders of its Common Shares. The Fund may also borrow to finance the repurchase of its Common Shares or to meet cash requirements.
The Fund may issue notes, commercial paper, or other evidences of indebtedness and may be required to secure repayment by mortgaging, pledging, or otherwise granting a security interest in the Fund's assets. The terms of any such borrowings will be subject to the provisions of the 1940 Act and they will also be subject to the more restrictive terms of any credit agreements relating to borrowings and, to the extent the Fund seeks a rating for borrowings, to

INVESTMENT OBJECTIVE AND POLICIES (continued)

additional guidelines imposed by rating agencies, which are expected to be more restrictive than the provisions of the 1940 Act. The Fund is permitted to borrow an amount equal to up to 33 1⁄3%, or such other percentage permitted by law, of its total assets (including the amount borrowed) less all liabilities other than borrowings. See “Risk Factors and Special Considerations - Leverage” and “Risk Factors and Special Considerations - Restrictive Covenants and 1940 Act Restrictions.”
Policy on Issuance of Preferred Shares
The Fund has a policy which permits it to issue Preferred Shares for investment purposes. The Fund seeks to use the proceeds from Preferred Shares to acquire loans and other investments which pay interest at a rate higher than the dividends payable on Preferred Shares. The terms of the issuance of Preferred Shares are subject to the 1940 Act and to additional guidelines imposed by rating agencies, which are more restrictive than the provisions of the 1940 Act. Under the 1940 Act, the Fund may issue Preferred Shares so long as immediately after any issuance of Preferred Shares the value of the Fund's total assets (less all Fund liabilities and indebtedness that is not senior indebtedness) is at least twice the amount of the Fund's senior indebtedness plus the involuntary liquidation preference of all outstanding Preferred Shares. See “Risk Factors and Special Considerations - Leverage.” As of November 11, 2013 the Fund had no Preferred Shares outstanding.

THE FUND'S INVESTMENTS

As stated under “Investment Objective and Policies,” the Fund will invest primarily in Senior Loans. This section contains a discussion of the characteristics of Senior Loans and the manner in which those investments are made.
Senior Loan Characteristics
Senior Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior Loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers; including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, common and/or preferred stocks of subsidiaries; and intangible assets including trademarks, copyrights, patent rights, and franchise value. The Fund may also receive guarantees as a form of collateral.
Senior Loans are typically structured to include two or more types of loans within a single credit agreement. The most common structure is to have a revolving loan and a term loan. A revolving loan is a loan that can be drawn upon, repaid fully or partially, and then the repaid portions can be drawn upon again. A term loan is a loan that is fully drawn upon immediately and once repaid, it cannot be drawn upon again. Sometimes there may be two or more term loans and they may be secured by different collateral, have different repayment schedules and maturity dates. In addition to revolving loans and term loans, Senior Loan structures can also contain facilities for the issuance of letters of credit and may contain mechanisms for lenders to pre-fund letters of credit through credit-linked deposits.
The Fund typically invests only in the term loan portions of Senior Loan structures, although it does sometimes invest in the revolving loan portions and the pre-funded letters of credit portions.
By virtue of their senior position and collateral, Senior Loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower's collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.
Senior Loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate such as the London Inter-Bank Offered Rate (“LIBOR”). For example, if LIBOR were 3% and the borrower were paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 5.50%. Base rates, and therefore the total rates paid on Senior Loans, float, i.e., they change as market rates of interest change.
Although a base rate such as LIBOR can change every day, loan agreements for Senior Loans typically allow the borrower the ability to choose how often the base rate for its loan will change. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a Senior Loan typically does not change.
Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a Senior Loan. Agents are typically paid fees by the borrower for their services. The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the Senior Loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.
Loan agreements may provide for the termination of the agent's agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender, or assignor with respect to an assignment interpositioned between the Fund and the borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's or entity's bankruptcy estate. If, however, any such amount were included in such person's or entity's bankruptcy estate, the Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, the Fund could experience a decrease in the NAV.

THE FUND'S INVESTMENTS (continued)

The Fund acquires Senior Loans from lenders such as commercial and investment banks, insurance companies, finance companies, other investment companies, and private investment funds.
Investment by the Fund
The Fund typically invests in Senior Loans primarily by purchasing an assignment of a portion of a Senior Loan from a third party, either in connection with the original loan transaction (i.e., in the primary market) or after the initial loan transaction (i.e., in the secondary market). When the Fund purchases a Senior Loan in the primary market, it may share in a fee paid to the original lender. When the Fund purchases a Senior Loan in the secondary market, it may pay a fee to, or forego a portion of interest payments from, the lender making the assignment. The Fund may also make its investments in Senior Loans through the use of derivative instruments such as participations, credit-linked notes, credit default swaps, and total return swaps as long as the reference obligation for any such instrument is a Senior Loan. Investments through the use of such derivative instruments involve counterparty risk, i.e., the risk that the party from which such instrument is purchased will not perform as agreed. Unlike an assignment as described below, the Fund does not have a direct contractual relationship with the borrower. The Fund seeks to minimize such counterparty risk by purchasing such investments only from large, well-established, and highly-rated counterparties.
There is no minimum rating or other independent evaluation of a borrower limiting the Fund's investments and most Senior Loans that the Fund may acquire, if rated, will be rated below investment-grade credit quality. See “Risk Factors and Special Considerations - Credit Risk on Senior Loans.”
Assignments.  When the Fund is a purchaser of an assignment, it succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. These rights include the ability to vote along with the other lenders on such matters as enforcing the terms of the loan agreement (e.g., declaring defaults, initiating collection action, etc.). Taking such actions typically requires at least a vote of the lenders holding a majority of the investment in the loan and may require a vote by lenders holding two-thirds or more of the investment in the loan. Because the Fund usually does not hold a majority of the investment in any loan, it will not be able by itself to control decisions that require a vote by the lenders.
Acquisition Costs.  When the Fund acquires an interest in a Senior Loan in the primary market, it typically acquires the loan at par value less its portion of the fee paid to all originating lenders. When the Fund acquires an interest in a Senior Loan in the secondary market, it may be at par value but typically the Fund will do so at premium or discount to par value.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Risk is inherent in all investing. The following discussion summarizes some of the risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see “Additional Information About Investments and Investment Techniques” in the SAI.
Changes to NAV.    The NAV of the Fund is expected to change in response to a variety of factors, primarily in response to changes in the creditworthiness of the borrowers on the loans in which the Fund invests. See “Risk Factors and Special Considerations - Credit Risk on Senior Loans.” Changes in market interest rates may also have an impact on the Fund’s NAV. See “Risk Factors and Special Considerations - Interest Rate.” Another factor which can affect the Fund's NAV is changes in the pricing obtained for the Fund's assets. See “How Shares Are Priced - Valuation of the Fund's Assets” later in this Prospectus.
Corporate Debt Securities.    Subject to the aggregate 20% limit on Other Investments, the Fund may invest up to 10% of its total assets in corporate debt securities. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and also may be subject to price volatility due to such factors as interest rates, market perception of the creditworthiness of the issuer, and general market liquidity. Because corporate debt securities typically pay interest at a fixed-rate, when interest rates decline, the value of the Fund's corporate debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Corporate debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.
Credit Default Swaps.    The Fund may enter into credit default swaps, either as a buyer or a seller of the swap. As a buyer of the swap, the Fund pays a fee to protect against the risk that a security held by the Fund will default. As a seller of the swap, the Fund receives payment(s) in return for its obligation to pay the counterparty an agreed upon value of a security in the event of a default of the security issuer. Credit default swaps are particularly subject to counterparty, credit, correlation, valuation, liquidity and leveraging risks. Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free.
Credit Facility.    The Fund currently is a party to a credit facility with one financial institution that permits the Fund to borrow up to an aggregate amount of $300 million. Interest is payable on the credit facility at a floating rate that is tied to LIBOR, the federal funds rate, or a commercial paper based rate, plus a facility fee on unused commitments. The lender under the credit facility has a security interest in all assets of the Fund. As of November 11, 2013 the Fund had $292.5 million in outstanding borrowings under its credit facility.
Under the credit facility, the lender has the right to liquidate Fund assets in the event of default by the Fund, and the Fund may be prohibited from paying dividends in the event of a material adverse event or condition regarding the Fund, the Adviser, or Sub-Adviser until outstanding debts are paid or until the event or condition is cured.
Credit Risk on Senior Loans.    The Fund's ability to pay dividends and repurchase its Common Shares is dependent upon the performance of the assets in its portfolio. That performance, in turn, is subject to a number of risks, chief among which is credit risk on the underlying assets.
Credit risk is the risk of nonpayment of scheduled interest or principal payments. In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan. This will likely reduce dividends and lead to a decline in the NAV of the Fund's Common Shares. See “The Fund's Investments - Investment by the Fund.”
Senior Loans generally involve less risk than unsecured or subordinated debt and equity instruments of the same issuer because the payment of principal and interest on Senior Loans is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders and payments to bond holders. The Fund generally invests in Senior Loans that are secured with specific collateral. However, the value of the collateral may not equal the Fund's investment when the loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stocks of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non payment of scheduled interest or principal and the collateral may not be readily liquidated.

RISK FACTORS AND SPECIAL CONSIDERATIONS (continued)

In the event of the bankruptcy of a borrower, the Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Senior Loan. Among the credit risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating the Fund's rights to the collateral.
The Senior Loans in which the Fund invests are generally rated lower than investment-grade credit quality, i.e., rated lower than Baa by Moody's Investors Service, Inc. or BBB by Standard & Poor's Ratings Services, or have been issued by issuers who have issued other debt securities which, if unrated, would be rated lower than investment-grade credit quality. Investment decisions will be based largely on the credit analysis performed by the Adviser or Sub-Adviser, and not on rating agency evaluation. This analysis may be difficult to perform. Information about a Senior Loan and its issuer generally is not in the public domain. Moreover, Senior Loans are not often rated by any nationally recognized rating service. Many issuers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, issuers are required to provide financial information to lenders and information may be available from other Senior Loan participants or agents that originate or administer Senior Loans.
Demand for Loans.    At times during recent years, the volume of loans has increased. However, during such periods, demand for loans has also grown. An increase in demand may benefit the Fund by providing increased liquidity for loans and higher sales prices, but it may also adversely affect the rate of interest payable on loans acquired by the Fund, the rights provided to the Fund under the terms of a loan agreement, and increase the price of loans that the Fund wishes to purchase in the secondary market. A decrease in the demand for loans may adversely affect the price of loans in the Fund's portfolio, which could cause the Fund's NAV to decline.
Derivative Instruments.    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates, and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Equity Securities Incidental to Investments in Loans.    Subject to the aggregate 20% limit on Other Investments, the Fund may acquire equity securities as an incident to the purchase or ownership of a loan or in connection with a reorganization of a borrower or its debt. Investments in equity securities incidental to investment in loans entail certain risks in addition to those associated with investment in loans. The value of these securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the Fund's NAV. The Fund may frequently possess material non-public information about a borrower as a result of its ownership of a loan of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information the Fund might be unable to enter into a transaction in a security of such a borrower when it would otherwise be advantageous to do so.
Interest Rate.    During normal market conditions, changes in market interest rates will affect the Fund in certain ways. The principal effect will be that the yield on the Fund's Common Shares will tend to rise or fall as market interest rates rise and fall. This is because almost all of the assets in which the Fund invests pay interest at rates which float in response to changes in market rates. However, because the interest rates on the Fund's assets reset over time, there will be an imperfect correlation between changes in market rates and changes to rates on the portfolio as a whole. This means that changes to the rate of interest paid on the portfolio as a whole will tend to lag behind changes in market rates.
Market interest rate changes may also cause the Fund's NAV to experience moderate volatility. This is because the value of a loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan, given its individual credit and other characteristics. If market interest rates change, a loan's value could be affected to the extent the interest rate paid on that loan does not reset at the same time. As discussed above, the rates of interest paid on the loans in which the Fund invests have a weighted average reset period that typically is less than 90 days. Therefore, the impact of the lag between a change in market interest rates and the change in the overall rate on the portfolio is expected to be minimal.

RISK FACTORS AND SPECIAL CONSIDERATIONS (continued)

To the extent that changes in market rates of interest are reflected not in a change to a base rate such as LIBOR but in a change in the spread over the base rate which is payable on loans of the type and quality in which the Fund invests, the Fund's NAV could also be adversely affected. This is because the value of a loan asset in the Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular loan, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is only a temporary lag before the portfolio reflects those changes, changes in a loan's value based on changes in the market spread on loans in the Fund's portfolio may be of longer duration.
Finally, substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack the resources to meet higher debt service requirements. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates.
Leverage.    The Fund is permitted to borrow an amount equal to up to 33 1⁄3%, or such other percentage permitted by law, of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may also issue Preferred Shares so long as immediately after any issuance of Preferred Shares the value of the Fund's total assets (less all Fund liabilities and indebtedness that is not senior indebtedness) is at least twice the amount of the Fund's senior indebtedness plus the involuntary liquidation preference of all outstanding shares. As of November 11, 2013 the Fund had no Preferred Shares outstanding. Borrowings and the issuance of Preferred Shares are referred to in this Prospectus collectively as “leverage.” The Fund may use leverage for investment purposes, to finance the repurchase of its Common Shares, and to meet other cash requirements. The use of leverage for investment purposes increases both investment opportunity and investment risk.
Capital raised through leverage will be subject to interest and other costs, and these costs could exceed the income earned by the Fund on the proceeds of such leverage. There can be no assurance that the Fund's income from the proceeds of leverage will exceed these costs. However, the Adviser or Sub-Adviser seeks to use leverage for the purposes of making additional investments only if they believe, at the time of using leverage, that the total return on the assets purchased with such funds will exceed interest payments and other costs on the leverage.
To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund's Common Shares will decrease. In addition, in the event of a general market decline in the value of assets such as those in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. The Fund's lenders and Preferred Shareholders will have priority to the Fund's assets over the Fund's Common shareholders.
The Fund currently uses leverage by borrowing money on a floating rate basis. The current rate on borrowings as of November 11, 2013, is 1.13%.
The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the credit facilities or obtained through the issuance of Preferred Shares may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation.
The Fund is not permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares, or to purchase Common Shares or Preferred Shares unless: (i) at the time thereof the Fund meets certain asset coverage requirements; and (ii) there is no event of default under any credit facility program that is continuing. See “Risk Factors and Special Considerations - Restrictive Covenants and 1940 Act Restrictions” later in this Prospectus. In the event of a default under a credit facility program, the lenders have the right to cause a liquidation of the collateral (i.e., sell Senior Loans and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well.
In addition, the Fund is not permitted to pay dividends on, or redeem or repurchase, Common Shares unless all accrued dividends on any Preferred Shares and all accrued interest on borrowings have been paid or set aside for payment.
Because the fee paid to the Adviser will be calculated on the basis of Managed Assets, the fee will be higher when leverage is utilized, giving the Adviser an incentive to utilize leverage.

RISK FACTORS AND SPECIAL CONSIDERATIONS (continued)

The Fund is subject to certain restrictions imposed by lenders to the Fund and may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for debt or the Preferred Shares issued by the Fund. These restrictions are expected to impose asset coverage, fund composition requirements and limits on investment techniques, such as the use of financial derivative products, that are more stringent than those imposed on the Fund by the 1940 Act. These covenants or guidelines could impede the Adviser or Sub-Adviser from fully managing the Fund's portfolio in accordance with the Fund's investment objective and policies.
Annual Expenses Without Borrowings
From the inception of the Fund through November 11, 2013, the income earned on the assets purchased with the Fund's borrowings has always exceeded the interest expense on such borrowings. This has increased the overall yield of the Fund. If the Fund were not to borrow, or the interest expense on the borrowings is excluded from the expenses of the Fund, the remaining expenses, as a percentage of the average net assets of the Fund, would be as follows:
	Class A	Class B	Class C	Class I	Class W
Annual Expenses Without Borrowings (as a percentage of average net assets attributable to Common Shares)
Management and Administrative Fees[1]	0.90%	0.90%	0.90%	0.90%	0.90%
Service Fee	0.25%	0.25%[2]	0.25%	None	None
Distribution Fee[3]	None	0.75%	0.50%	None	None
Other Operating Expenses[4]	0.21%	0.21%	0.21%	0.21%	0.21%
Total Annual Expenses	1.36%	2.11%	1.86%	1.11%	1.11%
Fee Waivers/Reimbursements/Recoupment[5]	(0.02)%	(0.27)%	(0.02)%	(0.02)%	(0.02)%
Net Annual Expenses	1.34%	1.84%	1.84%	1.09%	1.09%
1	Pursuant to its investment advisory agreement with the Fund, the Adviser is entitled to receive a fee of 0.80% of the Fund's Managed Assets. See “Investment Management and Other Service Providers - The Investment Adviser.” Pursuant to its Administration Agreement with the Fund, the Administrator is entitled to receive a fee of 0.10% of the Fund's Managed Assets. See “Investment Management and Other Service Providers - The Administrator.”
2	The Distributor is contractually obligated to waive the service fee for Class B Common Shares through July 1, 2014. There is no guarantee that the service fee waiver will continue after July 1, 2014. The service fee waiver will only renew if the Distributor elects to renew it.
3	Because the distribution fees payable by Class B and Class C Common Shares may be considered an asset-based sales charge, long-term shareholders in those classes of the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the Financial Industry Regulatory Authority.
4	Other Operating Expenses are based on estimated amounts for the current fiscal year.
5	The Adviser is contractually obligated to limit expenses of the Fund, through July 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, leverage expenses, other investment-related costs and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the Adviser upon written notice within 90 days of the end of the current term or upon termination of the management agreement and is subject to possible recoupment by the Adviser within three years. For more information regarding the Fund's expense limitation agreement, please see the SAI.
Effect of Leverage
To cover the annual interest payments on the borrowings for the current fiscal year (assuming that the current rate remains in effect for the entire fiscal year and assuming that the Fund borrows an amount equal to 25% of its Managed Assets as of November 11, 2013), the Fund would need to experience an annual return of 0.29% on its portfolio (including the assets purchased with the assumed leverage) to cover such annual interest.
The following table is designed to illustrate the effect on return to a holder of the Fund's Common Shares of the leverage created by the Fund's use of borrowing, using the average annual interest rate of 1.36% for the fiscal year ended February 28, 2013, assuming the Fund has used leverage by borrowing an amount equal to 25% of the Fund's Managed Assets and assuming hypothetical annual returns on the Fund's portfolio of minus 10% to plus 10%. As can be seen, leverage generally increases the return to shareholders when portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.
Assumed Portfolio Return, net of expenses[1]	(10)%	(5)%	0%	5%	10%
Corresponding Return to Common Shareholders[2]	(13.79)%	(7.12)%	(0.45)%	6.21%	12.88%
1	The Assumed Portfolio Return is required by regulations of the SEC and is not a prediction of, and does not represent, the projected or actual performance of the Fund.
2	In order to compute the Corresponding Return to Common Shareholders, the Assumed Portfolio Return is multiplied by the total value of the Fund's assets at the beginning of the Fund's fiscal year to obtain an assumed return to the Fund. From this amount, all interest accrued during the year is subtracted to determine the return available to shareholders. The return available to shareholders is then divided by the total value of the Fund's net assets attributable to Common Shares as of the beginning of the fiscal year to determine the Corresponding Return to Common Shareholders.

RISK FACTORS AND SPECIAL CONSIDERATIONS (continued)

Limited Liquidity For Investors.    The Fund does not repurchase its shares on a daily basis and no market for the Fund's Common Shares is expected to exist. To provide a measure of liquidity, the Fund will normally make monthly repurchase offers for not less than 5% of its outstanding Common Shares. If more than 5% of Common Shares are tendered, investors may not be able to completely liquidate their holdings in any one month. Shareholders also will not have liquidity between these monthly repurchase dates. See “Repurchase Offers.”
Limited Secondary Market for Loans.    Although the resale, or secondary, market for loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which loans are traded. Instead, the secondary market for loans is a private, unregulated inter-dealer or inter-bank re-sale market. Loans usually trade in large denominations and trades can be infrequent and the market for loans may experience volatility. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some or many of the loans in which the Fund invests will be relatively illiquid.
In addition, loans in which the Fund invests may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the Fund’s ability to sell loans and can adversely affect the price that can be obtained. The Fund may have difficulty disposing of loans if it needs cash to repay debt, to fund repurchases, to pay dividends, to pay expenses, or to take advantage of new investment opportunities.
These considerations may cause the Fund to sell assets at lower prices than it would otherwise consider to meet cash needs or cause the Fund to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively impact performance. The Fund may seek to avoid the necessity of selling assets to meet such needs by the use of borrowings.
From time to time, the occurrence of one or more of the factors described above may create a cascading effect where the market for debt instruments (including the market for loans) first experiences volatility and then decreased liquidity. Such conditions, or other similar conditions, may then adversely affect the value of loans and other instruments, widening spreads against higher-quality debt instruments, and making it harder to sell loans at prices at which they have historically or recently traded, thereby further reducing liquidity. For example, during the global liquidity crisis in the second half of 2008, the average price of loans in the S&P/LSTA Leveraged Loan Index (which includes loans of the type in which the Fund invests) declined by 32%, prior to rebounding in 2009 and into 2013.
Declines in the Fund's share price or other market developments may lead to increased repurchases, which could cause the Fund to have to sell loans and other instruments at disadvantageous prices and inhibit the ability of the Fund to retain its assets in the hope of greater stabilization in the secondary markets.  In addition, these or similar circumstances could cause the Fund to sell its highest quality and most liquid loans and other investments in order to satisfy an initial wave of repurchases while leaving the Fund with a remaining portfolio of lower-quality and less liquid investments.  In anticipation of such circumstances, the Fund may also need to maintain a larger portion of its assets in liquid instruments than usual.
The Fund values its assets daily. However, because the secondary market for loans is limited, it may be difficult to value loans. Reliable market value quotations may not be readily available for some loans and valuation of such loans may require more research than for liquid securities. In addition, elements of judgment may play a greater role in valuation of loans than for securities with a more developed secondary market because there is less reliable, objective market value data available. In addition, if the Fund purchases a relatively large portion of a loan to generate extra income sometimes paid to large lenders, the limitations of the secondary market may inhibit the Fund from selling a portion of the loan and reducing its exposure to a borrower when the Adviser or Sub-Adviser deems it advisable to do so.
During its monthly repurchase offers, the Fund is required to maintain a percentage of its portfolio, equal to the value of the repurchase amounts, in liquid securities. This permits the Fund to repurchase Common Shares without having to sell illiquid securities at a lower price than it would otherwise consider. The requirement to keep a portion of the Fund’s portfolio in liquid securities, however, could negatively impact the Fund’s performance.
Non-U.S. and Non-Canadian Issuers.    Subject to the aggregate 20% limit on Other Investments, the Fund may invest up to 20% of its total assets in loans, secured or unsecured, to borrowers that are organized or located in countries outside the United States and outside U.S. territories and possessions or Canada. Investment in non-U.S. entities involves special risks, including that non-U.S. entities may be subject to less rigorous accounting and reporting requirements than U.S. entities, less rigorous regulatory requirements, differing legal systems and laws relating to creditors' rights,

RISK FACTORS AND SPECIAL CONSIDERATIONS (continued)

the potential inability to enforce legal judgments, fluctuations in currency values, and the potential for political, social, and economic adversity. The Fund may invest up to 15% of its total assets in investments denominated in OECD currencies (including the euro), other than the U.S. dollar.
The Fund will engage in currency exchange transactions to seek to hedge, as closely as practicable, 100% of the economic impact to the Fund arising from foreign currency fluctuations.
Other Investment Companies.    The main risk of investing in other investment companies is the risk that the value of the securities underlying the investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Prepayment and Extension.    Prepayment risk is the risk that principal on a debt obligation may be repaid earlier than anticipated. Loans typically do not have call protection and may be prepaid partially or in full at any time without penalty. If a loan is prepaid, the Fund may be forced to reinvest the proceeds in assets with lower yields than the loan that was repaid. For the Fund's fixed rate investments, prepayment risk is the risk that principal on loan obligations underlying a security may be repaid prior to the stated maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Extension risk is the risk that an issuer will exercise its right to repay principal on an obligation held by the Fund later than expected, which may decrease the value of the obligation and prevent the Fund from investing expected repayment proceeds in securities paying yields higher than the yields paid by the securities that were expected to be repaid.
Ranking of Senior Indebtedness.    The rights of lenders to receive payments of interest and repayments of principal of any borrowings made by the Fund under the credit facility program are senior to the rights of holders of Common Shares and Preferred Shares with respect to the payment of dividends or upon liquidation.
Restrictive Covenants and 1940 Act Restrictions.    The credit agreements governing the credit facility program (“Credit Agreements”) include usual and customary covenants for this type of transaction, including limits on the Fund’s ability to: (i) issue Preferred Shares; (ii) incur liens or pledge portfolio securities; (iii) change its investment objective or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes, or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Fund documents in a manner which could adversely affect the rights, interests, or obligations of any of the lenders; (vii) engage in any business other than the businesses currently engaged in; (viii) create, incur, assume, or permit to exist certain debt except for certain specified types of debt; and (ix) permit any of its Employee Retirement Security Act (“ERISA”) affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Internal Revenue Code of 1986 or ERISA. In addition, the Credit Agreements do not permit the Fund’s asset coverage ratio (as defined in the Credit Agreements) to fall below 300% at any time (“Credit Agreement Asset Coverage Test”).
Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing under a credit facility program. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Fund. The Credit Agreements limit the Fund’s ability to pay dividends or make other distributions on the Fund’s Common Shares, or purchase or redeem Common Shares, unless the Fund complies with the Credit Agreement Asset Coverage Test. In addition, the Credit Agreements do not permit the Fund to declare dividends or other distributions or purchase or redeem Common Shares: (i) at any time that an event of default under the credit agreement has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Fund would not meet the Credit Agreement Asset Coverage Test set forth in the Credit Agreements.
Securities Lending.    To generate additional income, the Fund may lend portfolio securities, in an amount equal to up to 33 1⁄3% of the Fund's total assets, to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Fund could incur losses in connection with the investment of such cash collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment-grade collateral held by an independent agent.
Short Term Debt Securities and Cash.    Some of the Senior Loans in which the Fund invests are in the form of revolving credits. In order to permit the Fund to meet its obligations under such loans and to advance additional funds on short notice, the Fund normally maintains unused borrowing capacity that equals or exceeds the total of all unfunded portions

RISK FACTORS AND SPECIAL CONSIDERATIONS (continued)

of loans in its portfolio. Subject to the 20% aggregate limit on the Fund's assets that may be invested in Other Investments, the Fund may under normal circumstances invest up to 10% of its total assets in short-term, high quality debt securities or in cash. However, depending upon the circumstances, the Fund may exceed the 10% level on occasion for short periods. Short-term debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and also may be subject to price volatility due to such factors as interest rates, market perception of the creditworthiness of the issuer, and general market liquidity.
Because short-term debt securities pay interest at a fixed-rate, when interest rates decline, the value of the Fund's short-term debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline.
Unsecured Debt Instruments and Subordinated Loans.    Subject to the aggregate 20% limit on Other Investments, the Fund may invest up to 20% of its total assets in unsecured floating rate loans, notes, and other debt instruments and 5% of its total assets in floating rate subordinated loans. Unsecured loans and subordinated loans share the same credit risks as those discussed under “Risk Factors and Special Considerations - Credit Risk on Senior Loans” except that unsecured loans are not secured by any collateral of the borrower and subordinated loans are not the most senior debt in a borrower's capital structure. Unsecured loans do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans. The primary additional risk in a subordinated loan is the potential loss in the event of default by the issuer of the loan. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors.

CLASSES OF SHARES

CHOOSING A SHARE CLASS
When choosing between classes of Common Shares, you should carefully consider: (1) how long you plan to hold shares of the Fund; (2) the amount of your investment; (3) the expenses you'll pay for each class, including ongoing annual expenses along with the initial sales charge or the EWC; and (4) whether you qualify for any sales charge discounts. Please review the disclosure about all of the available share classes carefully. Before investing, you should discuss with your financial intermediary which share class may be right for you.
The tables below summarize the features of the classes of shares available through this Prospectus. Class B Common Shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any dividends issued by the Fund and permitted exchanges. Fund charges may vary so you should review the Fund's fee table as well as the section entitled “Sales Charges” in this Prospectus.
Summary of primary differences among share classes:
Class A Common Shares
Initial Sales Charge	Up to 2.50% (reduced for purchases of $100,000 or more and eliminated for purchases of $1 million or more)
Early Withdrawal Charge	None (except that a charge of 1.00% applies to certain repurchases by the Fund made within one year of purchase)
Distribution and/or Shareholder Services (12b-1) Fees	0.25% annually
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Conversion	None

Class B Common Shares
Initial Sales Charge	None
Early Withdrawal Charge	3.00% declining to 0% after five years from the date of purchase
Distribution and/or Shareholder Services (12b-1) Fees	1.00% annually[1]
Purchase Maximum	May not be purchased or acquired except by the reinvestment of dividends and permitted exchanges
Minimum Account Size	$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Conversion	Automatic conversion to Class A Common Shares after eight years, so annual expenses decrease

Class C Common Shares
Initial Sales Charge	None
Early Withdrawal Charge	1.00% on shares sold within one year of purchase
Distribution and/or Shareholder Services (12b-1) Fees	0.75% annually
Purchase Maximum	$1,000,000
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Conversion	None

CLASSES OF SHARES (continued)

Class I Common Shares
Initial Sales Charge	None
Early Withdrawal Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	$250,000/$250,000
Minimum Subsequent Purchases	None
Conversion	None

Class W Common Shares
Initial Sales Charge	None
Early Withdrawal Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	$1,000/$1,000
Minimum Subsequent Purchases	None
Conversion	None
1	The Distributor is contractually obligated to waive the service fee for Class B Common Shares through July 1, 2014. There is no guarantee that the service fee waiver will continue after July 1, 2014. The service fee waiver will only renew if the Distributor elects to renew it.
The relative impact of the initial sales charge, if applicable, and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B Common Shares and Class C Common Shares pay correspondingly lower dividends and may have a lower net asset value (“NAV”) than Class A Common Shares, Class I Common Shares, or Class W Common Shares.
Because the Fund may not be able to identify an individual investor's trading activities when investing through omnibus account arrangements, you and/or your financial intermediary are responsible for ensuring that your investment in Class C shares does not exceed $1,000,000. The Fund cannot ensure that they will identify purchase orders that would cause your investment in Class C shares to exceed the maximum allowed amount. When investing through such arrangements, you and/or your financial intermediary should be diligent in determining that you have selected the appropriate share class for you.
You and/or your financial intermediary should also take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. The Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The SAI discusses specific classes of investors who may be eligible for a reduced sales charge. Before investing you should discuss which share class may be right for you with your financial intermediary.
Distribution and Service (12b-1) Fees
The Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor provides and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“service fees”). These payments are made pursuant to distribution and/or shareholder servicing plans adopted by the Fund pursuant to Rule 12b-1 of the 1940 Act (“12b-1 Plan”). Because these fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and cost you more than paying other types of sales charges.
The Fund has adopted a 12b-1 Plan for Class A, Class B, and Class C Common Shares. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the Fund's average daily net assets attributable to the particular class of shares):

CLASSES OF SHARES (continued)

Fund	Class A	Class B	Class C
Voya Senior Income	0.25%	1.00%[1]	0.75%
1	The Distributor has agreed to waive the service fee for Class B shares. The waiver will continue through at least July 1, 2014. There is no guarantee that this waiver will continue after that date.

SALES CHARGES

The Fund makes available in a clear and prominent format, free of charge, on its website, (www.voyainvestments.com), information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers, eligibility minimums and purchases of the Fund's shares. The website includes hyperlinks that facilitate access to the information.
Class A Common Shares
This section includes important information about sales charges and sales charge reduction programs available to investors in the Fund's Class A Common Shares and describes the information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.
Unless you are eligible for a waiver, the public offering price you pay when you buy Class A Common Shares of the Fund is the NAV of the shares at the time of purchase, plus an initial sales charge. The initial sales charge varies depending on the size of your purchase, as set forth in the following tables. No sales charge is imposed when Class A Common Shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A Common Shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper breakpoint discount, if any.
Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
Class A Common Shares of the Fund are sold subject to the following sales charge:
Your Investment	As a % of the offering price	As a % of net asset value
Less than $100,000	2.50%	2.56%
$100,000 - $499,999	2.00%	2.04%
$500,000 - $999,999	1.25%	1.27%
$1,000,000 and over[1]	N/A	N/A
1	See Early Withdrawal Charge below.
Shareholders that purchased funds that were a part of the Lexington family of funds or the Aetna family of funds prior to February 2, 1998, at the time of purchase, are not subject to sales charges for the life of their account on purchases made directly with the Fund.
Early Withdrawal Charge
Class A Common Shares
There is no front-end sales charge if you purchase Class A Common Shares in an amount of $1 million or more. However, the shares will be subject to a 1.00% EWC if they are repurchased by the Fund within one year of purchase.
Class B and Class C Common Shares
Class B and Class C Common Shares are offered at their NAV per share without any initial sales charge. However, you may be charged an EWC on Class B and Class C Common Shares that you offer to the Fund for repurchase (and are repurchased) within a certain period of time after you bought them. The amount of the EWC is based on the NAV of the Common Shares at the time of purchase. The EWCs are as follows:

SALES CHARGES (continued)

Class B Common Shares
Sold during	EWC on shares being repurchased
1st year	3.00%
2nd year	2.50%
3rd year	2.00%
4th year	1.50%
5th year	1.00%
After 5th year	none
Class C Common Shares
Sold during	EWC on shares being repurchased
1st year	1.00%
After 1st year	none
To keep your EWC as low as possible, each time you offer your Common Shares for repurchase, the Fund will first repurchase Common Shares in your account that are not subject to an EWC and then will repurchase Common Shares that have the lowest EWC.
Sales Charge Reductions and Waivers
Reduced Sales Charges.    You may reduce the initial sales charge on a purchase of Class A Common Shares of the Fund by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:
•	Letter of Intent—lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.
•	Rights of Accumulation—lets you add the value of shares of any open-end Voya mutual fund (excluding Voya Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge.
•	Combination Privilege—shares held by investors in the Voya mutual funds which impose a contingent deferred sales charge (“CDSC”) may be combined with Class A Common Shares for a reduced sales charge.
See the Account Application or the SAI for details, or contact your financial intermediary or a Shareholder Services Representative for more information.
EWC Waivers.  The EWC for Class A, Class B, and Class C Common Shares will be waived in the following cases (In determining whether an EWC is applicable, it will be assumed that Common Shares held in the shareholder's account that are not subject to such charge are repurchased first):
•	The EWC on shares will be waived in the case of repurchase following the death or permanent disability of a shareholder. The waiver is available for total or partial repurchases of shares of the Fund owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for those Common Shares held at the time of death or initial determination of permanent disability.
•	The EWC will also be waived in the case of a total or partial repurchase of Common Shares of the Fund in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The shareholder must have attained the age of 70½ to qualify for the EWC waiver relating to mandatory distributions. This waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation of service, except that an EWC may be waived in certain circumstances involving repurchases in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Transfer Agent either directly or through the Distributor, at the time of repurchase, that the shareholder is entitled to a waiver of the EWC. The EWC Waiver Form included in the New Account Application must be completed and provided to the Transfer Agent at the time of the repurchase request. The waiver will be granted subject to confirmation of the grounds for the waiver. The foregoing waivers may be changed at any time.

SALES CHARGES (continued)

•	Reinvestment of dividends and capital gains distributions.
•	The EWC which may be imposed on Class A Common Shares purchased in excess of $1 million, may also be waived for registered investment advisors, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.
Reinstatement Privilege.  Shareholders who have had their Class A and Class C Common Shares repurchased within the previous 90 days may purchase Class A and Class C Common Shares at NAV (at the time of reinstatement) in an amount up to the repurchase proceeds. Reinstated Class A and Class C Common Shares will retain their original purchase date for purposes of the EWC. The amount of any EWC also will be reinstated.
To exercise this privilege, a written order for the purchase of new Class A and Class C Common Shares must be received by the transfer agent or be postmarked within 90 days after the date of repurchase pursuant to the repurchase offer. This privilege can be used only once per calendar year. If a loss is incurred on the repurchase and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

HOW SHARES ARE PRICED

Net Asset Value
The NAV per Common Share of each class of the Fund is determined each business day as of the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Fund is open for business every day the NYSE is open. Fund shares will not be priced on days when the NYSE is closed. The NAV per Common Share of each class of the Fund is calculated by dividing the value of the Fund's loan assets plus all cash and other assets (including interest accrued but not collected) attributable to that class less all liabilities (including accrued expenses but excluding capital and surplus) attributable to that class by the number of Common Shares outstanding. The NAV per Common Shares is made available for publication.
Valuation of the Fund's Assets
The assets in the Fund's portfolio are valued daily in accordance with procedures adopted by the Board. Specifically, loans (including floating rate notes) and loan participations are valued daily in accordance with the Fund's Loan Valuation Procedures, and all other assets of the Fund are valued daily in accordance with the Fund's Valuation Procedures. A majority of the Fund's assets are valued using quotations supplied by a third party loan pricing service. However, the loans in which the Fund invests are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an over-the-counter secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Because there is less reliable objective market value data available, elements of judgment may play a greater role in valuation of loans than for other types of securities. For further information, see “Risk Factors and Special Considerations - Limited Secondary Market for Loans.”
Loans are normally valued at the mean of the means of one or more bid and asked quotations obtained from a pricing service or other sources believed to be reliable. Loans for which reliable market value quotations are not readily available from a pricing service may be valued with reference to another loan or a group of loans for which reliable market value quotations are readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a proxy for changes in value of the loan being valued. The Fund has engaged independent pricing services to provide quotations from dealers in loans and to calculate values under this proxy procedure.
It is expected that most of the loans held by the Fund will be valued with reference to quotations from an independent pricing service or other sources believed to be reliable, or with reference to the proxy procedure described above. The Adviser or Sub-Adviser may believe that the price for a loan derived from quotations or the proxy procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Adviser or Sub-Adviser that they believe may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value under procedures approved by the Fund's Board and in accordance with the provisions of the 1940 Act.
Under these procedures, fair value is determined by the Adviser or Sub-Adviser and monitored by the Fund's Board through its Compliance Committee. In fair valuing a loan, consideration is given to several factors, which may include, among others, the following:
•	the characteristics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower's debt structure;
•	the nature, adequacy, and value of the collateral, including the Fund's rights, remedies, and interests with respect to the collateral;
•	the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure, and future prospects;
•	information relating to the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans and the market environment and investor attitudes toward the loan and interests in similar loans;
•	the reputation and financial condition of the agent of the loan and any intermediate participants in the loans;

HOW SHARES ARE PRICED (continued)

•	the borrower's management; and
•	the general economic and market conditions affecting the fair value of the loan.
Securities for which the primary market is a national securities exchange are stated at the last reported sale price on the day of valuation. Securities reported by NASDAQ National Market System will be valued at the NASDAQ Official Closing Price on the valuation day. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price as otherwise stated in the Voya mutual fund Valuation Procedures. Valuation of short-term cash equivalent investments is at amortized cost. Securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value.
To the extent the Fund invests in other registered investment companies, the Fund’s NAV is calculated based on the current NAV of the registered investment company in which the Fund invests. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

HOW TO BUY SHARES

Customer Identification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person that opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
What this means for you: the Fund, the Distributor, or a third-party selling you the Fund, must obtain the following information for each person that opens an account:
•	Name;
•	Date of birth (for individuals);
•	Physical residential address (although post office boxes are still permitted for mailing); and
•	Social Security number, taxpayer identification number, or other identifying number.
You may also be asked to show your driver’s license, passport, or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.
Federal law prohibits the Fund, the Distributor, and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.
If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.
The Fund and the Distributor reserve the right to reject any purchase order. Please note that cash, traveler's checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Fund and the Distributor reserve the right to waive minimum investment amounts. Waiver of the minimum investment amount can increase operating expenses of the Fund. Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940. The Fund and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value minimum.
The Fund reserves the right to suspend the offering of shares or to reject any specific purchase order. The Fund may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.
Class A and Class C Common Shares
Class A and Class C Common Shares may be purchased from certain financial services firms that have sales agreements with Voya Investments Distributor, LLC (“Authorized Dealers”). Investors may be charged a fee for transactions made through a broker or agent.
Class B Common Shares
Class B Common Shares are closed to new investors and additional investments from existing shareholders except in connection with the reinvestment of any distributions and permitted exchanges.
Class I Common Shares
Class I Common Shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) 529 college savings plans; (3) insurance companies and foundations investing for their own account; (4) wrap programs offered by broker-dealers and financial institutions; (5) accounts of, or managed by, trust departments; (6) individuals whose accounts are managed by an investment adviser representative, as stated above; (7) retirement plans affiliated with ING Groep; (8) ING Groep affiliates for purposes of corporate cash management; and (9) other registered investment companies.

HOW TO BUY SHARES (continued)

Class W Common Shares
Class W Common Shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) insurance companies and foundations investing for their own account; (3) wrap programs offered by broker-dealers and financial institutions; (4) accounts of, or managed by, trust departments; (5) individuals whose accounts are managed by an investment adviser representative, as stated above; (6) retirement plans affiliated with ING Groep; (7) ING Groep affiliates for purposes of corporate cash management; and (8) by other Voya mutual funds in the Voya family of funds.
In addition, Class W Common Shares are available to the following persons through direct investment (not through broker-dealers that are not approved by Voya) into a Voya mutual fund or through a Voya approved broker-dealer (currently, ING Financial Partners, Inc.): (1) current and retired officers and directors/trustees of the Voya mutual funds; (2) current and retired officers, directors, and full-time employees of Voya Investments, LLC, Directed Services LLC; any Voya mutual fund's sub-adviser; Voya Investments Distributor, LLC; and any of their affiliates; (3) family members of the foregoing persons (defined as current spouse, children, parents, grandparents, grandchildren, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins); (4) any trust, pension, profit-sharing, or other benefit plan for such persons (including family members); and (5) discretionary advisory accounts of Voya Investments, LLC, Directed Services LLC, any Voya mutual fund's sub-adviser, or Voya Investments Distributor, LLC.
Price of Shares
Purchase and exchange orders for Common Shares of the Fund are effected at NAV, determined after the order is received by the Transfer Agent in proper form. A purchase order will be deemed to be in proper form when all of the required steps set forth above have been completed. In the case of an investment by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. A shareholder who purchases by wire must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), the shares will not be credited until the next business day.
You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund Common Shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing Common Shares of the Fund will not be issued unless you request them in writing.
The Fund may, on occasion, suspend the continuous offering of its Common Shares. If this occurs, shareholders will still be permitted to reinvest dividends in additional Common Shares, and qualified plan investors will be permitted to continue making automatic contributions for additional Common Shares.
Pre-Authorized Investment Plan
You may establish a pre-authorized investment plan to purchase Common Shares with automatic bank account debiting. For further information on pre-authorized investment plans, see the New Account Application or contact a Shareholder Services Representative at 1-800-992-0180.
Retirement Plans
The Fund has available prototype qualified retirement plans for corporations and self-employed individuals. It also has available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans and Pension and Profit Sharing Plans. BNY Mellon Investment Servicing Trust Company acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at 1-800-992-0180. BNY Mellon Investment Servicing Trust Company currently receives a $12 custodial fee annually for the maintenance of each such account.
Make your investment using the purchase minimum guidelines in the following table.

HOW TO BUY SHARES (continued)

Minimum Investments	Class	Initial Purchase	Subsequent Purchases
Non-retirement accounts	A/C/W1 I1	$1,000 $250,000	No minimum
Retirement accounts	A/C I1 W1	$250 $250,000 $1,000	No minimum
Pre-Authorized Investment Plan	A/C	$1,000	At least $100/month
Certain omnibus accounts	A/C	$250	No minimum
1	Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.
Make your investment using the methods outlined in the following table.
Buying Shares	Opening an Account	Adding to an Account
By Contacting Your Financial Intermediary	A financial intermediary with an authorized firm can help you establish and maintain your account.	Contact your financial intermediary.
By Mail	Make your check payable to Voya Investment Management and mail it with a completed Account Application. Please indicate your financial intermediary on the New Account Application.	Fill out the Account Additions form at the bottom of your account statement and mail it along with your check payable to Voya Investment Management to the address on the account statement. Please write your account number on the check.
By Wire	Call Shareholder Services at 1-800-992-0180 to obtain an account number and indicate your financial intermediary on the account.
Instruct your bank to wire funds to the Fund in the care of:
Bank of New York Mellon
ABA # 011001234
credit to: BNY Mellon Investment Servicing (U.S.) Inc. as Agent for Voya mutual funds
A/C #0000733938; for further credit to Shareholder A/C #
(A/C # you received over the telephone)
Shareholder Name:
       (Your Name Here)
After wiring funds you must complete the Account Application and send it to:
Voya Investment Management
P.O. Box 9772
Providence, RI
	02940-9772	Wire the funds in the same manner described under “Opening an Account.”

HOW TO EXCHANGE SHARES

Exchanges Between Shares of the Voya Mutual Funds
You may exchange shares of certain other Voya Investment Management into Common Shares of the Fund. You may also move your investment in the Common Shares of the Fund into certain other Voya mutual funds in conjunction with monthly repurchases made by the Fund. In this case, rather than tendering your shares for cash, you would elect to have the dollar value of those Common Shares accepted for purchases of shares of the other Voya mutual fund.
The total value of shares being exchanged into the Fund must at least equal the minimum investment requirement applicable to the relevant class of Common Shares of the Fund, and the total value of shares being exchanged out of the Fund into other Voya mutual funds must meet the minimum investment requirements of those products, as applicable. The exchange privilege is only available in states where shares of the Fund being acquired may be legally sold.
Early Withdrawal Charge on Exchanges
You are not required to pay an applicable EWC upon an exchange of Common Shares from the Fund to any Voya mutual fund. However, if you exchange and subsequently redeem your shares, the EWC from the Fund (not the CDSC schedule from the fund into which you exchanged your Common Shares) will apply. However, the time period for application of the EWC will be calculated based on the first date you acquired your Common Shares of the Fund so that you get the benefit of the full period of time you owned your Common Shares of the Fund.
Exchanges Between Classes of Shares of the Fund
You may exchange Class B, Class C, and Class W Common Shares of the Fund for Class I Common Shares of the Fund, or you may exchange Class A Common Shares and Class I Common Shares of the Fund for any other class of the Fund, if you otherwise meet the eligibility requirements of the class of shares to be received in the exchange,except that: (1) you may not exchange Common Shares that are subject to an EWC until the EWC period has expired; and (2) you may not exchange Class A Common Shares for Class W Common Shares unless you acquired the Class A Common Shares through a Voya approved broker-dealer (currently, ING Financial Partners, Inc.) All exchanges within the Fund are subject to the discretion of the Distributor to permit or reject such exchanges.
Additional Information About Exchanges
Fees and expenses differ among Voya mutual funds and among share classes of the same Fund. Please read the prospectus for the Voya mutual fund and share class you are interested in prior to exchanging into that Voya mutual fund or share class. Contact your financial intermediary or consult your plan documents for additional information.
An exchange of Common Shares of the Fund for shares of another Voya mutual fund is treated as a sale and purchase of shares and may result in the recognition of a gain or loss for federal and state income tax purposes. For exchanges among Voya mutual funds and among classes of shares of the Fund, you should consult your own tax advisor for advice about the particular federal, state, and local tax consequences to you of such exchange. The total value of shares being exchanged must at least equal the minimum investment requirement of the Voya mutual fund into which they are being exchanged.
In addition to the Fund, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other Voya mutual fund should carefully review the prospectus of that fund before exchanging their shares. Investors may obtain a copy of a prospectus of any Voya mutual fund not discussed in this Prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.
Exchanges between classes of Common Shares of the Fund are not subject to the frequent trading and market timing policies of Voya mutual funds.

FREQUENT TRADING - MARKET TIMING

It is possible that frequent, short-term trading activity may occur in the Fund. Because the Fund conducts repurchase offers only monthly, the Fund believes that the potential adverse effects from short-term trading are less significant than in open-end funds, and the Fund does not monitor trading activity of shareholders to attempt to identify market timers.
The Fund believes that market timing or frequent, short-term trading in any account is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This, in turn, can have an adverse effect on Fund performance.
It is possible that certain shareholders holding large amounts of shares of the Fund may tender for repurchase all or some of their shares through the normal monthly offers to repurchase made by the Fund. If more shares are tendered for repurchase in any monthly repurchase offer than the Fund offered to repurchase that month, repurchases may be made on a pro-rata basis. As a result, shareholders who tender their shares for repurchase may not have their entire tender accepted by the Fund.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Voya mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each Voya mutual fund also has an investment adviser which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, “Voya”) may compensate an intermediary for selling Voya mutual funds.
Only persons licensed with the Financial Industry Regulatory Authority (“FINRA”) as a registered representative (often referred to as a broker or financial adviser) and associated with a specific broker-dealer may sell an Voya mutual fund to you. The Distributor has agreements in place with each broker-dealer selling the Fund defining specifically what those broker-dealers will be paid for the sale of a particular Voya mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from Voya. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.
The Fund's Adviser or the Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by the Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an Voya entity, Voya may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of Voya may receive additional compensation if the overall amount of investments in funds advised by Voya meets certain target levels or increases over time.
The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity’s customer assets invested in Voya mutual funds; (2) a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to: (1) 0.30% per annum of the value of the Fund's shares held by the broker-dealer’s customers; or (2) 0.30% of the value of the Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $30 on those assets. If you invested $10,000, the Distributor could pay a maximum of $30 for that sale.
The Fund's Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds including affiliated companies. This may take the form of cash incentives and non-cash compensation and may include, but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that Voya mutual funds are made available by those broker-dealers for their customers. The Sub-Adviser of the Fund may contribute to non-cash compensation arrangements.
Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.
The top firms we paid to sell our mutual funds as of the last calendar year are:
Ameriprise Financial Services, Inc.; AXA Advisors, LLC; Capital One ShareBuilder, Inc.; Charles Schwab & Co., Inc.; Commonwealth Financial Network; Directed Services LLC; Edward D. Jones & Co., L.P.; Fifth Third Securities, Inc.; ING Financial Partners, Inc.; ING Life Insurance and Annuity; ING Variable Annuity; Janney Montgomery Scott LLC; JPMorgan Clearing Corporation; LPL Financial LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley Smith Barney LLC; MSCS Financial Services, LLC; National Financial Services LLC; Oppenheimer & Co., Inc.; Pershing, LLC; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Stifel Nicolaus & Co., Inc.; TD Ameritrade, Inc.; UBS Financial Services, Inc.; and Wells Fargo Advisor.
Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

ACCOUNT POLICIES

Telephone Orders
The Fund and the transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and the transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and the transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.
Small Accounts
Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 30 days’ prior written notice, to redeem at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund's minimum. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.
Account Access
Unless your Fund Common Shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the Internet at www.voyainvestments.com or via a touch tone telephone by calling 1-800-992-0180. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above.
Privacy Policy
The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-992-0180, obtain a policy over the Internet at www.voyainvestments.com, or see the privacy promise that accompanies any Prospectus obtained by mail.
Householding
To reduce expenses, we may mail only one copy of the Fund's Prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call a Shareholder Services Representative at 1-800-992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.

REPURCHASE OFFERS

Repurchase Offers
As a fundamental policy, which may not be changed without shareholder approval, the Fund offers shareholders the opportunity to redeem their Common Shares on a monthly basis. The time and dates by which repurchase offers must be received in good order (“Repurchase Request Deadline”) are 4:00 p.m. Eastern time on the 10th business day of each month.
The Fund is required to offer to repurchase not less than 5% of its outstanding Common Shares with each Repurchase Offer and under normal market conditions, the Board expects to authorize a 5% offer. The Fund may not offer to repurchase more than 25% of its outstanding Common Shares during any calendar quarter. The automatic conversion of Class B to Class A Shares and any exchanges or transfers between classes of shares of the Fund are not considered part of the repurchase of the Fund's outstanding Common Shares. The repurchase price will be the Fund's NAV determined on the repurchase pricing date, which will be a date not more than 14 calendar days following the Repurchase Request Deadline (“Repurchase Offer Amount”). Payment for all Common Shares repurchased pursuant to these offers will be made not later than 5 business days or 7 calendar days (whichever period is shorter) after the repurchase pricing date (“Repurchase Payment Deadline”). Under normal circumstances, it is expected that the repurchase pricing date will be the Repurchase Request Deadline and that the repurchase price will be the Fund's NAV determined after close of business on the Repurchase Request Deadline. Payment for Common Shares tendered will normally be made on the first business day following the repurchase pricing date and, in every case, at least five business days before sending notification of the next monthly repurchase offer. If the tendered shares have been purchased immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered shares has settled. During the period the offer to repurchase is open, shareholders may obtain the current NAV by calling 1-800-992-0180.
At least 7 and no more than 14 days prior to the Repurchase Request Deadline, the Fund will send notice to each shareholder setting forth: (i) the number of Common Shares the Fund will repurchase; (ii) the Repurchase Request Deadline and other terms of the offer to repurchase; and (iii) the procedures for shareholders to follow to request a repurchase. Shareholders and financial intermediaries must submit repurchase requests in good order by the Repurchase Request Deadline. The Repurchase Request Deadline will be strictly observed. Shareholders and financial intermediaries failing to submit repurchase requests in good order by such deadline will be unable to liquidate Common Shares until a subsequent repurchase offer.
If more Common Shares are tendered for repurchase than the Fund has offered to repurchase, the Board may, but is not obligated to, increase the number of Common Shares to be repurchased by up to 2% of the Fund's Common Shares outstanding per quarter, subject to the 25% limitation on the repurchase of the Fund's outstanding Common Shares during any calendar quarter. If there are still more Common Shares tendered than are offered for repurchase, Common Shares will be repurchased on a pro-rata basis. However, the Fund may determine to alter the pro-rata allocation and the Fund may accept all Common Shares tendered by persons who own, in the aggregate, fewer than 100 Common Shares and who tender all of their Common Shares, before prorating shares tendered by others.
Because of the foregoing, shareholders may be unable to liquidate all, or a given percentage, of their Common Shares and some shareholders may tender more Common Shares than they wish to have repurchased in order to ensure repurchase of at least a specific number of shares. Shareholders may withdraw Common Shares tendered for repurchase at any time prior to the Repurchase Request Deadline.
The Fund does not presently intend to deduct any repurchase fees, other than any applicable EWC, from the repurchase amount. However, in the future, the Board may determine to charge a repurchase fee payable to the Fund, to reasonably compensate it for its expenses directly related to the repurchase. These fees could be used to compensate the Fund for, among other things, its costs incurred in disposing of securities or in borrowing in order to make payment for repurchased shares. Any repurchase fees will never exceed 2% of the proceeds of the repurchase. It should be noted that the Board may implement repurchase fees without a shareholder vote.
Repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund's portfolio to be fully invested, which may reduce returns. Moreover, diminution in the size of the Fund's portfolio through repurchases without offsetting new sales, may result in untimely sales of portfolio securities and a higher expense ratio, and may limit the ability of the Fund to participate in new investment opportunities. Repurchases resulting in portfolio turnover will result in additional expenses being borne by the Fund. The Fund may also sell portfolio securities to meet repurchase

REPURCHASE OFFERS (continued)

obligations which, in certain circumstances, may adversely affect the market for Senior Loans and reduce the Fund's value. Notwithstanding the foregoing, it is the Adviser's or Sub-Adviser's intention to fund repurchases with the proceeds of borrowings whenever practical. Use of the borrowing facility entails certain risks and costs. See “Repurchase Offers - Liquidity Requirements.”
See “Tax Matters” for a general summary for U.S. shareholders. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences of investing in the Fund and participating in the Fund's repurchase offer program.
Suspension or Postponement of a Repurchase Offer
The Fund may suspend or postpone a repurchase offer only: (i) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code; (ii) for any period during which the NYSE or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iv) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.
Liquidity Requirements
The Fund must maintain liquid assets equal to the Repurchase Offer Amount from the time that the notification is sent to shareholders until the Repurchase Payment Deadline. The Fund will ensure that a percentage of its net assets equal to at least 100% of the Repurchase Offer Amount consists of assets: (i) that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the Repurchase Payment Deadline; or (ii) that mature by the Repurchase Payment Deadline.
The Board has adopted procedures that are reasonably designed to ensure that the Fund's assets are sufficiently liquid so that the Fund can comply with the repurchase policy and the liquidity requirements described in the previous paragraph. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.
The Fund intends to finance repurchase offers with cash on hand, cash raised through borrowings, or the liquidation of portfolio securities. There is some risk that the need to sell Senior Loans to fund repurchase offers may affect the market for those Senior Loans. In turn, this could diminish the Fund's NAV.
Redemption of Senior Securities
In order to permit the Fund to repurchase Common Shares, the borrowing or other indebtedness issued by the Fund, as well as the terms of any Preferred Shares, must either mature by the next Repurchase Request Deadline or provide for their redemption, call or repayment by the next Repurchase Request Deadline without penalty or premium. Although the Fund ordinarily does not expect to redeem any senior security, including Preferred Shares, it may be required to redeem such securities if, for example, the Fund does not meet an asset coverage ratio required by law or correct a failure to meet a rating agency guideline in a timely manner.

INVESTMENT MANAGEMENT AND OTHER SERVICE PROVIDERS

The business and affairs of the Fund, including supervision of the duties performed by the Fund's Adviser and Sub-Adviser, are managed under the direction of the Board. The names and business addresses of the Trustees and Officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.
The Investment Adviser
Voya Investments, an Arizona limited liability company, serves as the investment adviser to the Fund. Voya Investments has overall responsibility for the management of the Fund. Voya Investments oversees all investment advisory and portfolio management services for the Fund. Voya Investments is registered with the SEC as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.) Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, Voya Financial, Inc. is a subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.
In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March, 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.
ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.
It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and Sub-Adviser provide services to the Fund. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Fund, in connection with the IPO. Shareholders of the Fund approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Fund, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.
The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could

INVESTMENT MANAGEMENT AND OTHER SERVICE PROVIDERS (continued)

create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Fund and its operations.
Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of September 30, 2013, Voya Investments managed approximately $50.2 billion in assets.
Management Fee
The Adviser bears the expenses of providing the services described above. The Adviser currently receives from the Fund an annual fee of 0.80% of the Fund's Managed Assets.
The Fund pays all operating and other expenses of the Fund not borne by the Adviser including, but not limited to, audit and legal fees, transfer agent, registrar and custodian fees, expenses in preparing repurchase offers, shareholder reports and proxy solicitation materials and other miscellaneous business expenses. The Fund also pays all taxes imposed on it and all brokerage commissions and loan-related fees.
The Adviser is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.
For information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Fund's annual shareholder report dated February 28, 2013.
The Sub-Adviser and Portfolio Managers
The Adviser has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Adviser is an affiliate of the Adviser.  The Adviser is responsible for monitoring the investment program and performance of the Sub-Adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either the Adviser or the Board. In the event the sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of the Fund.
Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC)
Voya Investment Management Co. LLC (“Voya IM” or “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of Voya Investments. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York, 10169. As of September 30, 2013, Voya IM managed approximately $77.5 billion in assets.
The following individuals are jointly responsible for the day-to-day management of the Fund's portfolio and have co-managed the Fund since April of 2001.
Jeffrey A. Bakalar, Managing Director and Group Head of the Voya IM Senior Loan Group, since January 2000.
Daniel A. Norman, Managing Director and Group Head of the Voya IM Senior Loan Group, since January 2000.
Additional Information Regarding the Portfolio Managers
The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Funds.
The Administrator
Voya Funds Services, LLC (“Administrator”) serves as administrator to the Fund. Its principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. The Administrator is a wholly-owned subsidiary of ING Groep and the immediate parent company of the Adviser.
Under an administration agreement between the Administrator and the Fund (“Administration Agreement”), the Administrator administers the Fund's corporate affairs subject to the supervision of the Fund's Board. In that connection, the Administrator monitors the provisions of the Senior Loan agreements and any agreements with respect to interests in Senior Loans and is responsible for recordkeeping with respect to the Senior Loans in the Fund’s repurchase offers portfolio. The Administrator also furnishes the Fund with office facilities and furnishes executive personnel together with clerical and certain recordkeeping and administrative services necessary to administer the Fund. These services include preparation

INVESTMENT MANAGEMENT AND OTHER SERVICE PROVIDERS (continued)

of annual and other reports to shareholders and to the SEC. The Administrator also handles the filing of federal, state, and local income tax returns not being furnished by the Custodian or Transfer Agent (as defined herein). The Administration Agreement also requires the Administrator to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services. The Administrator has authorized all of its officers and employees who have been elected as officers of the Fund to serve in such capacities. All services furnished by the Administrator under the Administration Agreement may be furnished by such officers or employees of the Administrator.
The Fund pays the Administrator an administration fee, computed daily and payable monthly. The Administration Agreement states that the Administrator is entitled to receive a fee at an annual rate of 0.10% of the Fund's Managed Assets. The Administration Agreement may be cancelled by the Fund or the Administrator upon 60 days' written notice.
The Transfer Agent, Dividend Disbursing Agent, and Registrar
BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”) serves as the transfer agent, dividend disbursing agent, and registrar for the Common Shares of the Fund. Its principal office is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.
The Custodian
The Fund's securities and cash are held and maintained under a Custody Agreement with State Street Bank and Trust Company (“Custodian”). Its principal office is located at 801 Pennsylvania Avenue, Kansas City, Missouri 64105.
The Distributor
Voya Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of the Fund. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
The Distributor is a member of FINRA. To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

DIVIDENDS AND DISTRIBUTIONS

Distribution Policy
Income dividends on Common Shares are calculated and declared daily and paid monthly under guidelines approved by the Board. The Fund may make one or more annual payments from any realized capital gains.
Dividend Reinvestment
Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional Common Shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Common Shares of the Fund invested in another Voya mutual fund that offers the same class of shares. If you are a shareholder of Voya Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A shares account of any open-end Voya mutual fund.
Plan of Distribution
The Fund has entered into a distribution agreement with the Distributor (“Distribution Agreement”). Subject to the terms and conditions of the Distribution Agreement, the Fund may issue and sell Common Shares of the Fund from time to time through certain broker-dealers which have entered into dealer agreements with the Distributor. The Common Shares will be offered on a continuous basis and may be purchased at NAV.
In connection with the sale of Class A Common Shares, the Distributor will reallow to broker-dealers participating in the offering from the sales charge depending on the amount of the sale as follows: 2.50% for amounts less than $100,000; 2.00% for amounts of $100,000 to $499,999; and 1.25% for amounts of $500,000 to $999,999. For purchases of Class A Common Shares that are subject to a 1.00% EWC, the Distributor may compensate broker-dealers participating in the offering at the rate of 1.00% for amounts of $1 million or more.
The Distributor will compensate broker-dealers participating in the offering at a rate of 3.00% of the gross sales price per share for Class B Common Shares and 1.00% of the gross sales price per share for Class C Common Shares purchased from the Fund by such broker-dealer.
Settlements of sales of Common Shares will occur on the third business day following the date on which any such sales are made. Unless otherwise indicated in a prospectus supplement, the Distributor will act as underwriter on a reasonable efforts basis.
In addition, the Distributor will compensate broker-dealers participating in the offering on a quarterly basis at rates that are based on the average daily net assets of shares that are registered in the name of such broker-dealer as nominee or held in a shareholder account that designates such broker-dealer as the dealer of record. The rates, on an annual basis, are as follows: 0.25% for Class A Common Shares, 0.25% for Class B Common Shares and 0.50% for Class C Common Shares. Rights to these ongoing payments generally begin accruing in the 13th month following a purchase of Class A, Class B or Class C Common Shares, although the Distributor may, in its discretion, make payments prior to the 13th month.
Use of Proceeds
It is expected that 100% of the net proceeds of Common Shares issued pursuant to the offering will be invested in Senior Loans and other securities consistent with the Fund's investment objective and policies within three months. Pending investment in Senior Loans, the proceeds will be used to pay down the Fund's outstanding borrowings under its credit facilities or to fund redemptions. See “Investment Objective and Policies - Policy on Borrowing.”
As of November 11, 2013, the Fund had outstanding borrowings of $292.5 million under its credit facility. By paying down the Fund's borrowings, the Fund can avoid adverse impacts on yields pending investment of such proceeds in Senior Loans. As investment opportunities are subsequently identified, it is expected that the Fund will reborrow amounts previously repaid and invest such amounts in additional Senior Loans or to fund redemptions.

DESCRIPTION OF THE FUND

The Fund is a Delaware statutory trust organized on December 14, 2000 and is registered with the SEC as a continuously-offered, diversified, closed-end management investment company that makes monthly repurchase offers for its Common Shares, subject to certain conditions. The business and affairs of the Fund, including supervision of the duties performed by the Fund's Adviser and Sub-Adviser are managed under the direction of its Board. The names and business addresses of the Trustees and Officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI. The Trustees are experienced executives who oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund's performance.
The Fund's Agreement and Declaration of Trust (“Declaration of Trust”) authorizes the issuance of an unlimited number of shares of beneficial interest classified as Common Shares, and an unlimited number of shares of beneficial interest classified as Preferred Shares.
Under Delaware law, Fund shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized under the general corporation law of Delaware. As an added protection, the Fund's Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund. The Fund's Declaration of Trust provides for indemnification out of the Fund's property for all losses and expenses of any shareholder held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations wherein the complaining party was held not to be bound by the disclaimer.
The Fund will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.
The Declaration of Trust provides that obligations of the Fund are not binding upon Trustees individually but only upon the property of the Fund. It also provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
The Fund is responsible for the following expenses, among others: the fees payable to the Adviser; the fees payable to the Administrator; the fees and certain expenses of the Fund's Custodian and Transfer Agent, including the cost of providing records to the Administrator in connection with its obligation of maintaining required records of the Fund; the charges and expenses of the Fund's legal counsel and independent accountants; commissions and any issue or transfer taxes chargeable to the Fund in connection with its transactions; independent loan pricing services; all taxes and corporate fees payable by the Fund to governmental agencies; the fees of any trade association of which the Fund is a member; the costs of share certificates representing shares of the Fund; organizational and offering expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and its shares with the SEC, including the preparation and printing of the Fund's registration statement and prospectuses for such purposes; allocable communications expenses with respect to investor services, and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders; the cost of insurance; and litigation and indemnification expenses and extraordinary expenses not incurred in the ordinary course of the Fund's business.
Dividends, Voting and Liquidation Rights
Each Common Share of the Fund has one vote and shares equally in dividends and distributions, when and if, declared by the Fund, and in the Fund's net assets upon liquidation. Matters such as approval of new advisory agreements and changes in a fundamental policy of the Fund require the affirmative vote of all shareholders. Matters affecting a certain class of the Fund will be voted on by shareholders of that particular class.
All Common Shares, when issued, are fully paid and are non-assessable by the Fund. There are no preemptive or conversion rights (other than the automatic conversion of Class B Common Shares to Class A Common Shares after eight years) applicable to any of the Common Shares. Common Shares do not have cumulative voting rights and, as such, holders of more than 50% of the Common Shares voting for trustees representing the holder of Common Shares can elect all trustees representing the holders of Common Shares and the remaining shareholders would not be able to elect any such trustees.

DESCRIPTION OF THE FUND (continued)

In the event Preferred Shares are outstanding, holders of Preferred Shares, voting as a separate class, are entitled to elect: (i) two trustees of the Fund at all times; and (ii) a majority of the trustees if, at any time, dividends on Preferred Shares are unpaid in an amount equal to two years' dividends thereon, and to continue to be so represented until all dividends in arrears have been paid or otherwise provided for. In all other cases, trustees will be elected by holders of Common Shares voting separately as a single class.
Subject to the voting rights described above, the Fund may not, among other things, without the approval of the holders of a majority of the outstanding Preferred Shares voting as a separate class, approve any plan of reorganization adversely affecting Preferred Shares. In addition, the Fund may not, without the affirmative vote of the holders of at least a majority of the outstanding Preferred Shares voting as a separate class: (i) authorize, create, or issue additional Preferred Shares or classes or series of Preferred Shares ranking prior to or on a parity with Preferred Shares with respect to the payment of dividends or the distribution of assets upon liquidation; (ii) amend, alter, or repeal the provisions of the Declaration of Trust, the Bylaws of the Fund or any Certificate of Designation, whether by merger, consolidation or otherwise, so as to materially affect any preference, right or power of such Preferred Shares or the holders thereof; or (iii) change or adjust any investment restrictions of the Fund that are designated as fundamental in the Prospectus or SAI.
When the Fund has any Preferred Shares outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in shares of a series of, or in options, warrants, or rights to subscribe for or purchase, Common Shares) in respect of Common Shares or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation), unless: (i) it has paid all cumulative dividends on Preferred Shares; (ii) it has redeemed any Preferred Shares that it has called for mandatory redemption; and (iii) after paying the dividend, the Fund meets asset coverage requirements set forth in the Declaration of Trust or any Certificate of Designation.
Status of Shares
The following table sets forth information about the Fund's outstanding Common Shares as of November 11, 2013:
Title of Class	Number Authorized	Number Held By the Fund or for its Own Account	Number Outstanding
Class A Common Shares	Unlimited	0	27,659,915.883
Class B Common Shares	Unlimited	0	47,470.176
Class C Common Shares	Unlimited	0	24,337,247.455
Class I Common Shares	Unlimited	0	7,689,741.456
Class W Common Shares	Unlimited	0	6,705,162.146
Fundamental and Non-Fundamental Policies of the Fund
The investment objective of the Fund, certain policies of the Fund specified herein as fundamental, and the investment restrictions of the Fund described in the SAI are fundamental policies of the Fund and may not be changed without a majority vote of the shareholders of the Fund. The term majority vote means the affirmative vote of: (i) more than 50% of the outstanding shares of the Fund; or (ii) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less. All other policies of the Fund may be modified by resolution of the Board.

DESCRIPTION OF THE CAPITAL STRUCTURE

Common Shares
The Fund's Declaration of Trust authorizes the issuance of an unlimited number of Common Shares of beneficial interest, with par value of $0.01 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and non-assessable and will have no pre-emptive or conversion rights or rights to cumulative voting.
Whenever Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund, unless at the time of such declaration: (i) all accrued dividends on Preferred Shares or accrued interest on borrowings have been paid; and (ii) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding Preferred Shares. In addition to the requirements of the 1940 Act, the Fund would be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the Preferred Shares from a rating agency. These requirements include asset coverage tests more stringent than under the 1940 Act. See “Description of the Capital Structure - Preferred Shares.”
Borrowings
The Fund's Declaration of Trust authorizes the Fund, without the prior approval of holders of Common Shares, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging, or otherwise granting a security interest in the Fund's assets. See “Risk Factors and Special Considerations.”
Preferred Shares
The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of a class of beneficial interest with preference rights, including Preferred Shares as may be authorized from time to time by the Trustees, in one or more series, with rights as determined by the Board, by action of the Board without the approval of the holders of Common Shares or other series of outstanding Preferred Shares. The Preferred Shares will have such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as the Board may determine and would be set forth in the Fund's Certificate of Designation establishing the terms of the Preferred Shares.
Any decision to offer Preferred Shares is subject to market conditions and to the Board and the Adviser's or Sub-Adviser's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Shares described in this Prospectus for long-term investors. The terms of the Preferred Shares will be determined by the Board in consultation with the Adviser or Sub-Adviser (subject to applicable law and the Fund's Declaration of Trust) if and when it authorizes a Preferred Shares offering. It is expected, at least initially, that the Preferred Shares would likely pay cumulative dividends at rates determined over relatively shorter-term periods (such as 7 days) and would provide for the periodic redetermination of the dividend rate through an auction or remarketing procedure.  The preference on distribution, preference on liquidation, voting rights, and redemption provisions of the Preferred Shares will likely be as stated below.
Under the 1940 Act, the Fund may issue Preferred Shares so long as immediately after any issuance of Preferred Shares the value of the Fund's total assets (less all Fund liabilities and indebtedness that is not senior indebtedness) is at least twice the amount of the Fund's senior indebtedness plus the involuntary liquidation preference of all outstanding shares. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.
The Preferred Shares would have complete priority over the Common Shares as to distribution of assets. In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Fund, holders of Preferred Shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

TAX MATTERS

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.
The Fund will distribute all or substantially all of its net investment income and net realized capital gains, if any, to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain.It generally does not matter how long a shareholder has held the Fund's Common Shares or whether the shareholder elects to receive distributions in cash or reinvest them in additional Common Shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to a shareholder at his or her long-term capital gains rate.
Dividends from the Fund are not expected to be eligible for the reduced rate of tax that may apply to certain qualifying dividends on corporate stocks. Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income, and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.
Dividends declared by the Fund in October, November, or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.
Each shareholder will receive an annual statement summarizing the shareholder's dividend and capital gains distributions.
If a shareholder invests through a tax-deferred account such as a retirement plan, the shareholder generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules and shareholders should consult a tax adviser about investment through a tax-deferred account.
There may be tax consequences to a shareholder if the shareholder sells the Fund's Common Shares. A shareholder will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long the shareholder holds those Common Shares. If a shareholder exchanges shares, the shareholder may be treated as if he or she sold them. Shareholders are responsible for any tax liabilities generated by their own transactions.
If, pursuant to an offer by the Fund to repurchase its Common Shares, a shareholder tenders all Common Shares of the Fund that he or she owns or is considered to own, the shareholder may realize a taxable gain or loss. This gain or loss will be treated as capital gain or loss if the Fund's Common Shares are held as capital assets and will generally be long-term or short-term depending upon the shareholder's holding period for the Common Shares. If, pursuant to an offer by the Fund to repurchase its Common Shares, a shareholder tenders fewer than all of the Common Shares of the Fund that he or she owns or is considered to own, the redemption may not qualify as an exchange, and the proceeds received may be treated as a dividend, return of capital or capital gain, depending on the Fund's earnings and profits and the shareholder's basis in the tendered Common Shares. If that occurs, there is a risk that non-tendering shareholders may be considered to have received a deemed distribution as a result of the Fund's purchase of tendered Common Shares, and all or a portion of that deemed distribution may be taxable as a dividend.
As with all investment companies, the Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to a shareholder if the shareholder fails to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS that he or she is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.
The Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through the Fund and not through a financial intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost basis reporting are included in the SAI.
For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

MORE INFORMATION ABOUT THE FUND

Legal Matters
The validity of the Common Shares offered hereby will be passed upon for the Fund by Dechert LLP, 1900 K Street, NW, Washington, DC 20006, counsel to the Fund.
Independent Registered Public Accounting Firm
KPMG LLP serves as the independent registered public accounting firm for the Fund. The principal address of KPMG LLP is Two Financial Center, 60 South Street, Boston, Massachusetts 02111.

STATEMENT OF ADDITIONAL INFORMATION - Table of Contents

Voya Senior Income Fund
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
FUND ADVISORS AND AGENTS

Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258
Sub-Adviser
Voya Investment Management Co. LLC
230 Park Avenue
New York, NY 10169
Administrator
Voya Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258
Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, MA 02111
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809
Legal Counsel
Dechert LLP
1900 K Street, NW
Washington, DC 20006
Institutional Investors and Analysts
Call 1-800-336-3436
The Fund has not authorized any person to provide you with any information or to make any representations other than those contained in this Prospectus in connection with this offer. You should rely only on the information in this Prospectus or other information to which we have referred you. This Prospectus is not an offer to sell, or the solicitation of any offer to buy, any security other than the Common shares offered by this Prospectus; nor does it constitute an offer to sell, or a solicitation of any offer to buy, the Common shares by anyone in any jurisdiction in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such an offer or solicitation. The delivery of this Prospectus or any sale made pursuant to this Prospectus does not imply that the information contained in this Prospectus is correct as of any time after the date of this Prospectus. However, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented.
This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:
U.S. Securities and Exchange Commission
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549
or at the e-mail address: publicinfo@sec.gov
Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.
When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:
1940 Act File No.	811-10223
PRO-PL3G	(0514-050114)